                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                                  by and among



                  ACSYS, INC. (f/k/a ICCE, INC.), as Borrower,

                                      and

                               NATIONSBANK, N.A.,
                            as Administrative Agent

                                      and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME



                                 April 13, 1999

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
ARTICLE I  Definitions and Terms                                                     3
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    1.01.  Amendment and Restatement                                                 3
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    1.02.  Definitions                                                               3
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    1.03.  Accounting Terms                                                         28
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    1.04.  Cross References                                                         28
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    1.05.  Headings and References                                                  28
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    1.06.  Accounting and Financial Determinations                                  28
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    1.07.  General Provisions Relating to Definitions                               29
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    1.08.  Attorneys' Fees                                                          29
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    1.09.  References to Time.                                                      30
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ARTICLE II The Loans                                                                31
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    2.01.  Revolving Credit Facility                                                31
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    2.02.  Payment of Interest                                                      33
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    2.03.  Payment of Principal                                                     34
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    2.04.  Non-Conforming Payments                                                  34
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    2.05.  Bank Account                                                             35
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    2.06.  Notes                                                                    35
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    2.07.  Reductions                                                               35
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    2.08.  Conversions and Elections of Subsequent Interest Periods                 35
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    2.09.  Pro Rata Payments                                                        36
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    2.10.  Commitment Fee                                                           36
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    2.11.  Deficiency Advances                                                      37
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    2.12.  Use of Proceeds                                                          37
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    2.13.  Swing Line.                                                              37
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    2.14.  Autoborrow Service Agreement.                                            38
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ARTICLE III Letters of Credit                                                       39
            ----------------------------------------------------------------------
    3.01.  Letters of Credit                                                        39
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    3.02.  Reimbursement and Participations                                         39
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    3.03.  Letter of Credit Facility Fee.                                           42
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    3.04.  Administrative Fees.                                                     42
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ARTICLE IV Change in Circumstances                                                  43
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    4.01.  Increased Cost and Reduced Return                                        43
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    4.02.  Limitation on Types of Loans                                             45
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    4.03.  Illegality                                                               45
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    4.04.  Treatment of Affected Loans                                              46
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    4.05.  Compensation                                                             47
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    4.06.  Taxes                                                                    47
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    4.07.  Replacement Banks                                                        49
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


ARTICLE V  Security                                                                 51
           -----------------------------------------------------------------------
    5.01.  Guaranty.                                                                51
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    5.02.  Subsidiary Securities Pledge.                                            51
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    5.03.  Security Interests.                                                      51
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    5.04.  Further Assurances.                                                      52
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ARTICLE VI Conditions to Making Loans                                               52
           -----------------------------------------------------------------------
    6.01.  Conditions of Initial Advance, Swing Line Loan and Letter of Credit      52
           -----------------------------------------------------------------------
    6.02.  Conditions of Loans and Letters of Credit                                54
           -----------------------------------------------------------------------
    6.03.  Conditions Subsequent of Loans and Letters of Credit.                    56
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ARTICLE VII Representations and Warranties                                          56
            ----------------------------------------------------------------------
    7.01.  Representations and Warranties                                           56
           -----------------------------------------------------------------------
ARTICLE VIII Affirmative Covenants                                                  63
             ---------------------------------------------------------------------
    8.01.  Financial Reports, Etc.                                                  63
           -----------------------------------------------------------------------
    8.02.  Maintain Properties                                                      65
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    8.03.  Existence, Qualification, Etc                                            65
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    8.04.  Regulations and Taxes                                                    65
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    8.05.  Insurance.                                                               65
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    8.06.  True Books                                                               65
           -----------------------------------------------------------------------
    8.07.  Pay Indebtedness to Lenders and Perform Other Covenants                  65
           -----------------------------------------------------------------------
    8.08.  Right of Inspection                                                      66
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    8.09.  Observe all Laws                                                         66
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    8.10.  Officer's Knowledge of Default                                           66
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    8.11.  Suits or Other  Proceedings                                              66
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    8.12.  Notice of Discharge of Hazardous Material or Environmental Complaint.    66
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    8.13.  Environmental Compliance                                                 66
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    8.14.  Indemnification                                                          67
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    8.15.  Further Assurances                                                       67
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    8.16.  ERISA Requirements                                                       67
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    8.17.  Continued Operations                                                     68
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    8.18.  Use of Proceeds                                                          68
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    8.19.  New Subsidiaries                                                         68
           -----------------------------------------------------------------------
    8.20.  Year 2000 Compliance                                                     72
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ARTICLE IX Negative Covenants                                                       72
           -----------------------------------------------------------------------
    9.01.  Consolidated Leverage Ratio                                              72
           -----------------------------------------------------------------------
    9.02.  Consolidated Fixed Charge Coverage Ratio.                                72
           -----------------------------------------------------------------------
    9.03.  Consolidated Net Worth.                                                  72
           -----------------------------------------------------------------------
    9.04.  Capital Expenditures.                                                    73
           -----------------------------------------------------------------------
    9.05.  Consolidated Rental Expense.                                             73
           -----------------------------------------------------------------------
    9.06.  Indebtedness                                                             73
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    9.07.  Transfer of Assets                                                       74
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    9.08.  Investments; Acquisitions                                                74
           -----------------------------------------------------------------------
    9.09.  Liens                                                                    75
           -----------------------------------------------------------------------
    9.10.  Restricted Payments                                                      75
           -----------------------------------------------------------------------


    9.11.  Merger or Consolidation                                                  76
           -----------------------------------------------------------------------
    9.12.  Change in Control                                                        76
           -----------------------------------------------------------------------
    9.13.  Transactions with Affiliates                                             76
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    9.14.  ERISA                                                                    76
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    9.15.  Dissolution, etc                                                         77
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    9.16.  Rate Hedging Obligations                                                 77
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    9.17.  Negative Pledge Clauses                                                  77
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    9.18.  Prepayments, Etc. of Indebtedness.                                       78
           -----------------------------------------------------------------------
ARTICLE X  Events of Default and Acceleration                                       78
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   10.01.  Events of Default                                                        78
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   10.02.  Agent to Act                                                             81
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   10.03.  Cumulative Rights                                                        81
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   10.04.  No Waiver                                                                81
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   10.05.  Allocation of Proceeds                                                   81
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ARTICLE XI The Agent                                                                82
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   11.01.  Appointment, Powers and Immunities                                       82
           -----------------------------------------------------------------------
   11.02.  Reliance by Agent                                                        83
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   11.03.  Defaults                                                                 83
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   11.04.  Rights as Lender                                                         84
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   11.05.  Indemnification                                                          84
           -----------------------------------------------------------------------
   11.06.  Non-Reliance on Agent and Other Lenders                                  84
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   11.07.  Resignation of Agent                                                     85
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   11.08.  Fees                                                                     85
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ARTICLE XII Miscellaneous                                                           86
            ----------------------------------------------------------------------
   12.01.  Assignments and Participations                                           86
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   12.02.  Notices                                                                  88
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   12.03.  Right of Setoff; Adjustments                                             90
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   12.04.  Survival                                                                 91
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   12.05.  Expenses and Indemnification                                             91
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   12.06.  Amendments and Waivers                                                   92
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   12.07.  Counterparts                                                             92
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   12.08.  Termination                                                              92
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   12.09.  Severability                                                             93
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   12.10.  Entire Agreement                                                         93
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   12.11.  Agreement Controls                                                       93
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   12.12.  Usury Savings Clause                                                     93
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   12.13.  Confidentiality                                                          94
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   12.14.  Governing Law; Waiver of Jury Trial.                                     94
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EXHIBIT A  Applicable Commitment Percentages                                         1
           -----------------------------------------------------------------------
EXHIBIT B  Form of Assignment and Acceptance                                         1
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EXHIBIT C  Notice of Appointment (or Revocation) of Authorized Representative        5
           -----------------------------------------------------------------------


EXHIBIT D-1 Form of Borrowing Notice                                                  2
            ----------------------------------------------------------------------
EXHIBIT D-2 Form of Borrowing Notice - Swing Line Loans                               1
            ----------------------------------------------------------------------
EXHIBIT E   Form of Interest Rate Selection Notice                                    1
            ----------------------------------------------------------------------
EXHIBIT F-1 Form of Revolving Note                                                    1
            ----------------------------------------------------------------------
EXHIBIT F-2 Form of Swing Line Note                                                   1
            ----------------------------------------------------------------------
EXHIBIT G   Form of Amended and Restated Security Agreement                           1
            ----------------------------------------------------------------------
EXHIBIT H   Form of Amended and Restated Stock Pledge Agreement                      30
            ----------------------------------------------------------------------
EXHIBIT I   Form of Opinion of Borrower's Counsel                                     1
            ----------------------------------------------------------------------
EXHIBIT J   Compliance Certificate                                                    1
            ----------------------------------------------------------------------
EXHIBIT K   Form of Amended and Restated Guaranty and Suretyship Agreement            1
            ----------------------------------------------------------------------

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of the 13th day of April, 1999 (the "Agreement"), is made by and among:

     ACSYS, INC. (f/k/a ICCE, INC.), a Georgia corporation having its principal place of business in Atlanta, Georgia (the "Borrower"); and

     NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States of America and having a principal place of business in Charlotte, North Carolina ("NationsBank") and each other financial institution executing and delivering a signature page hereto and each other Eligible Assignee which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 12.01 (hereinafter
                                                      -------------
NationsBank and such other financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     NATIONSBANK, N.A., in its capacity as Administrative Agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Agent and NationsBank, as lender have heretofore entered into a Revolving Credit Agreement dated May 16, 1997, as amended by Amendment No. 1 to the Credit Agreement dated June 29, 1997 and as further amended by Amendment No. 2 to the Credit Agreement dated August 3, 1998 and by Amendment No. 3 to the Credit Agreement ("Amendment No. 3") dated as of the date hereof and entered into and effective prior hereto (as so amended, the "Existing Credit Agreement"); and

     WHEREAS, pursuant to Amendment No. 3, NationsBank agreed to provide to the Borrower under the terms of the Existing Credit Agreement a revolving credit facility of up to $80,000,000; and

     WHEREAS, pursuant to an Assignment and Acceptance dated as of the date hereof and entered into and effective prior hereto among the Agent, NationsBank as lender under the Existing Credit Agreement, and each Lender, each Lender became a lender under the Existing Credit Agreement (the "Existing Lenders"), the Agent was the agent for each Existing Lender under the Existing Credit Agreement and each Security Instrument (as defined in the Existing Credit Agreement) and the Borrower issued a promissory note payable to the order of each Existing Lender (the "Existing Notes"); and

     WHEREAS, the Existing Credit Agreement was guaranteed by all of the Domestic Subsidiaries (as defined in the Existing Credit Agreement) of the Borrower by Guaranty

Agreements (as defined in the Existing Credit Agreement), and the Borrower and the Guarantors (as defined in the Existing Credit Agreement) have secured their obligations pursuant to Security Agreements (as defined in the Existing Credit Agreement); and

     WHEREAS, the Borrower has requested that each of the financial institutions party to the Existing Credit Agreement amend and restate the Existing Credit Agreement in its entirety in order to, among other things, continue, upon the terms and conditions set forth herein, to provide a revolving credit facility of up to $80,000,000 which shall include a $10,000,000 sublimit for the issuance of standby letters of credit and a $5,000,000 sublimit for swing line loans; and

     WHEREAS, the Lenders and the Agent are willing to make such credit facilities available to the Borrower upon the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I

                             Definitions and Terms
                             ---------------------

     1.01. Amendment and Restatement. The Borrower, the Agent and the Lenders
           -------------------------
hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided herein, shall be superseded by this Agreement.

     This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice or Interest Rate Selection Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all Obligations outstanding and owing by the Borrower under the Existing Credit Agreement as of the Closing Date, shall constitute Obligations hereunder. Base Rate Loans under the Existing Credit Agreement shall accrue interest at the Base Rate hereunder. The parties hereto agree that all Eurodollar Rate Loans outstanding under the Existing Credit Agreement on the Closing Date shall be terminated and repaid and that in connection therewith the Borrower shall not incur any breakage costs under Section 3.05 of the Existing Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Credit Agreement (i) evidenced by the Existing Notes shall continue to be evidenced by the Notes issued by the Borrower hereunder in substitution for, and not payment or novation of, the Existing Notes and (ii) shall continue to be secured by the "Collateral" as defined in the Existing Credit Agreement and the Borrower acknowledges and agrees that the "Collateral" as defined in the Existing Credit Agreement shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of NationsBank in its capacity as Agent hereunder for the benefit of itself and the Lenders and to secure the liabilities of the Borrower re-evidenced by this Agreement and the other Loan Documents.

     1.02. Definitions. For the purposes of this Agreement, in addition to the
           -----------
definitions set forth above, the following terms shall have the respective meanings set forth below:

          "Acquire" or "Acquisition", as applied to a Person, means the acquiring or acquisition of a controlling interest in such Person by purchase (including all or substantially all of the assets), exchange, issuance of stock or other securities, or by merger, reorganization or other method.

          "Adjusted Consolidated EBITDA" means Consolidated EBITDA; provided,
                                                                    --------
     however, that with respect to any Acquisition which occurs within the Four-
     -------
     Quarter Period for which the computation thereof is being made, Consolidated EBITDA shall be adjusted by adding (i) historical pro forma
                                              ------
     reductions in compensation expense that are
     substantiated by employment contracts submitted in writing to, and approved by, the Agent, (ii) certain one-time combination expenses such as accounting, investment banker, broker and legal fees submitted in writing to, and approved by, the Agent, and (iii) certain other demonstrable adjustments submitted in writing to, and approved by, the Required Lenders; provided, further, that with respect to an Acquisition which is accounted
     --------  -------
     for as a "purchase", for the Four-Quarter Period following the date of such Acquisition, the Consolidated EBITDA shall be adjusted to include the results of operations of the Person or assets so acquired which amounts shall be determined on an historical pro forma basis for the Four-Quarter Period preceding or including the date of such Acquisition as if such Acquisition had been consummated as a "pooling of interest", plus to the extent applicable, any adjustments made in accordance with Securities and Exchange Commission Rule 17 CFR 210.11-02.

          "Advance" means a borrowing under the Revolving Credit Facility, consisting of the aggregate principal amount of a Base Rate Loan or a Eurodollar Rate Loan, as the case may be; provided, however, a Swing Line
                                               --------  -------
     Loan shall not constitute an Advance unless and until the Borrower shall convert such Swing Line Loan to a Revolving Loan in accordance with the terms of Section 2.13(d).
              ---------------

          "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of the Borrower; or (iii) 5% or more of any class of the outstanding voting stock of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

          "Applicable Commitment Fee" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as set forth below:



     Tier                      Consolidated Leverage Ratio                   Applicable Commitment Fee
     ----                      ---------------------------                   -------------------------
       I                      Less than or equal to 1.50 to 1.00                     0.250%

      II                               Greater than 1.50 to 1.00                      0.300%
                          and less than or equal to 2.00 to 1.00

     III                               Greater than 2.00 to 1.00                      0.375%
                          and less than or equal to 2.50 to 1.00



                                                            1.00

      IV                               Greater than 2.50 to 1.00                      0.375%
                          and less than or equal to 3.00 to 1.00
                                                            1.00

       V                               Greater than 3.00 to 1.00                      0.500%


     The Applicable Commitment Fee shall be established at the end of each fiscal quarter of the Borrower (the "Determination Date"). Any change in the Applicable Commitment Fee following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Agent pursuant to Section 8.01(a)(ii) and
                                                    -------------------
     Section 8.01(b)(ii), subject to review and approval of such computations by
     -------------------
     the Agent, and shall be effective commencing on the date following the date such Compliance Certificate is received (or, if earlier, the date such certificate was required to be delivered) until the date following the date on which a new Compliance Certificate is delivered (or, if a new Compliance Certificate is delivered later than required, until the date preceding the date such Compliance Certificate was required to have been delivered); provided, however, if the Borrower shall fail to deliver any such
     --------  -------
     Compliance Certificate within the time period required by Section 8.01,
                                                               ------------
     then the Applicable Commitment Fee shall be Tier V until the appropriate Compliance Certificate is so delivered. From the Closing Date to the date next following the date the Compliance Certificate for the Four-Quarter Period ended September 30, 1999 is received, the Applicable Commitment Fee shall be Tier V.

          "Applicable Commitment Percentage" means, with respect to each Lender at any time, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided
                                                           ---------  --------
     that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.01.
                     -------------

          "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

          "Applicable Margin" means that percent per annum set forth below which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:


  Tier              Consolidated Leverage Ratio                Applicable             Applicable Margin for
  ----              ---------------------------              Margin for Base          Eurodollar Rate Loans
                                                                Rate Loans            ---------------------
                                                            ----------------
   I                Equal to or less than 1.50 to 1.00              0.00%                      1.50%

  II                         Greater than 1.50 to 1.00              0.25%                      1.75%
                and less than or equal to 2.00 to 1.00

 III                         Greater than 2.00 to 1.00              0.50%                      2.00%
                and less than or equal to 2.50 to 1.00

  IV                         Greater than 2.50 to 1.00              0.75%                      2.25%
                and less than or equal to 3.00 to 1.00

   V                         Greater than 3.00 to 1.00              1.00%                      2.50%

     The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Agent pursuant to Section 8.01(a)(ii) and Section
                                        -------------------     -------
     8.01(b)(ii), subject to review and approval of such computations by the
     -----------
     Agent, shall be effective commencing on the date following the date such Compliance Certificate is received (or, if earlier, the date such Compliance Certificate was required to be delivered) until the date following the date on which a new Compliance Certificate is delivered (or, if a new Compliance Certificate is delivered later than required, until the date preceding the date such Compliance Certificate was required to have been delivered); provided, however, if the Borrower shall fail to deliver
                      --------  -------
     any such Compliance Certificate within the time period required by Section
                                                                        -------
     8.01, then the Applicable Margin shall be Tier V until the appropriate
     ----
     Compliance Certificate is so delivered. From the Closing Date to the date next following the date the Compliance Certificate for the Four-Quarter Period ended September 30, 1999 is received, the Applicable Margin shall be 3.00%.

          "Assignment and Acceptance" shall mean an Assignment and Acceptance substantially in the form of Exhibit B (with blanks appropriately filled
                                  ---------
     in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.01.
                                               -------------

          "Authorized Representative" means any of the President, any Vice President, the Chief Financial Officer, the Manager of Financial Reporting, the Manager of Accounting or the Controller of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as Exhibit C.
                        ---------

          "Base Rate Loan" means any Loan for which the rate of interest is determined by reference to the Base Rate.

          "Base Rate" means, for any day, the rate per annum equal to the sum of
     (a) the greater of (i) the Prime Rate for such day or (ii) the Federal Funds Rate for such day plus 0.5% and (b) the Applicable Margin for Base Rate Loans. Any change in the Base Rate due to a change in the Prime Rate or Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

          "Base Rate Refunding Loan" means a Base Rate Loan made either (i) to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) to pay NationsBank in respect of Swing Line Outstandings.

          "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

          "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with (i) an Advance under the Revolving Credit Facility or (ii) a Swing Line Loan in the form attached hereto as Exhibits
                                                                       --------
     D-1 and D-2, respectively.
     ---     ----

          "Business Day" means, (i) except as expressly provided in clause (ii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed, and (ii) with respect to the selection, funding, interest rate, payment and Interest Period of any Eurodollar Rate Loan and Floating Eurodollar Rate Swing Line Loans, any day which is a Business Day as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

          "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) all
                                      ---
     expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance.

          "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

          "Change of Control" means, at any time:

          (i) any "person" or "group" (each as used in Sections 13(d)(3) and (14(d)(2) of the Exchange Act), other than Persons owning 30% or more of the Voting Securities of the Borrower on the Closing Date, either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange
     Act), directly or indirectly, of Voting Securities of the Borrower (or securities convertible into or exchangeable for such Voting Securities) representing 30% or more of the combined voting power of all Voting Securities of the Borrower (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

          (ii) during any period of up to 18 consecutive months, commencing on the Closing Date, individuals who at the beginning of such 18-month period were directors of the Borrower shall cease for any reason (other than (A) the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director or (B) the death or disability of any director) to constitute a majority of the board of directors of the Borrower;

          (iii) any Person or two or more Persons, other than those Persons listed in clause (ii) hereof, acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

          "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Agent and the Lenders and on which the conditions set forth in Section 6.01 hereof have been satisfied.
              ------------

          "Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder.

          "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument.

          "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower and its Subsidiaries referred to in Section 7.01(f)(i) hereof.
                                                  ------------------

          "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) state and federal taxes on income (to the extent accrued by the Borrower and its Subsidiaries), (iv) amortization, and (v) depreciation all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the ratio of (a) (i) Adjusted Consolidated EBITDA for such period less (ii) Capital Expenditures for such period less
                            ----                                           ----
     (iii) taxes accrued by the Borrower and its Subsidiaries on income during such period to (b) Consolidated Fixed Charges.

          "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries, for the Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Interest Expense
                  ---
     and (ii) required principal payments of Consolidated Funded Indebtedness, including, without duplication, payments required to be made with respect to Capital Leases, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

          "Consolidated Funded Indebtedness" means, as of the date of computation thereof, the sum of (i) Indebtedness for Money Borrowed (other
                               ---
     than intercompany Indebtedness), including any liability associated with an earn-out obligation arising in connection with an Acquisition which is recorded as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries (ii) Subordinated Indebtedness, (iii) Guaranties, and
     (iv) the stated amount of outstanding letters of credit plus any unpaid reimbursement obligations related to drawn letters of credit, in each case of the Borrower and its Subsidiaries, all as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          "Consolidated Gross Revenues" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the gross revenues from operations determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          "Consolidated Interest Expense" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the amortization of debt discounts, (ii) the amortization of all fees (including, without limitation, fees payable in respect of a Swap Agreement and letters of credit) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, and (iii) the portion of any liabilities incurred in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA.

          "Consolidated Net Income" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, Consolidated Gross Revenues less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding (for all purposes other than compliance with Section 9.03 hereof) as
                                                  ------------
     income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          "Consolidated Net Worth" means, as of the date of computation thereof, the consolidated shareholders' equity as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis (excluding any upward adjustment after the Closing Date due to revaluation of assets).

          "Consolidated Rental Expense" means the gross amount of all lease or rental payments, whether or not characterized as rent, of the Borrower and its Subsidiaries, excluding payments in respect of Capital Leases constituting Indebtedness, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

          "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, as defined by Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

               (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

               (2) to advance or supply funds in any manner (i) for the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

               (3) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

               (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

               (5) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof;

     with respect to Contingent Obligations, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the present value of the amount which can reasonably be expected to become an actual or matured liability.

          "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.08 hereof of a Eurodollar Rate Loan from
                              ------------
     one Interest Period to the next Interest Period.

          "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.08 or Article V of one Type of Loan into another Type
                 ------------    ---------
     of Loan.

          "Cost of Acquisition" means, as at the date of entering into any agreement to Acquire any Person, the sum of the following without duplication: (i) the amount of any cash and fair market value of other property given as consideration, including at such date the deferred payment of any such amounts, (ii) the amount (determined by using the outstanding amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iii) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (iv) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary (other than any shares of common stock of the Borrower or any Subsidiary) in connection with such Acquisition, and (v) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred; provided, however, that the Cost of Acquisition shall not
                  --------  -------
     include the value of the capital stock of the Borrower to be transferred in connection therewith. For purposes of determining the Cost of Acquisition for any transaction accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

          "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

          "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, Swing Line Loans, Reimbursement Obligations, fees and other amounts payable in respect of Obligations or (except as otherwise expressly provided therein) the obligations of any other Loan Party under any of the other Loan Documents, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

          "Direct Foreign Subsidiary" means any Foreign Subsidiary a majority of whose outstanding Voting Securities is owned by the Borrower or a Domestic Subsidiary.

          "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America;

          "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States of America or a state or territory thereof.

          "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other financial institution approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.01, the Borrower, such
                                               -------------
     approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within two Business Days after written notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that
                                                       --------  -------
     if the Borrower would be subject to increased costs or a tax withholding requirement under Article IV as a result of any assignment to an Eligible
                       ----------
     Assignee, the Borrower may withhold consent; provided, further, that
                                                  --------  -------
     neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

          "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

          (a)  Government Securities;

          (b) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

          (c) interest bearing demand or time deposits issued by a Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated A-3 or better by S&P or A or better by Moody's;

          (d)  Repurchase Agreements;

          (e) Pre-Refunded Municipal Obligations;

          (f) shares of mutual funds which invest in obligations described in paragraphs (a) through (g) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

          (g) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's;

          (h) tax-exempt or taxable adjustable rate preferred stock issued by a Person having a rating of its long term unsecured debt of "A" or better by S&P or "A-3" or better by Moody's; and

          (i) investments made and held, and obligations purchased and payable thereto, in compliance at all times with the Investment Policy Standard.

          "Employee Benefit Plan" means (i) any employee benefit plan, including any Pension Plan, within the meaning of Section 3(3) of ERISA which (A) is maintained for employees of the Borrower or any of its ERISA Affiliates, or any Subsidiary or is assumed by the Borrower or any of its ERISA Affiliates, or any Subsidiary in connection with any Acquisition or (B) has within the last six years been maintained for the employees of the Borrower, any current or former ERISA Affiliate, or any Subsidiary and
     (ii) any plan, arrangement, understanding or scheme maintained by the Borrower or any Subsidiary that provides retirement, deferred compensation, employee or retiree medical or life insurance, severance benefits or any other benefit covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States of America.

          "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

          "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, all as the same shall be in effect at such date.

          "ERISA Affiliate," as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

          "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate; provided, however, Swing
                                                     --------  -------
     Line Loans shall not constitute Eurodollar Rate Loans.

          "Eurodollar Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Eurodollar Rate" means, for the Interest Period for any Eurodollar Rate Loan, the rate of interest per annum calculated according to the following formula:

     Eurodollar     Interbank Offered Rate       Applicable
                    ----------------------
     Rate         =   1-Eurodollar Reserve    +    Margin
                          Requirement

          "Event of Default" means any of the occurrences set forth as such in
     Section 10.01 hereof.
     -------------

          "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and Letter of Credit Outstandings, together with all accrued and unpaid interest thereon, except for such issued and undrawn Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of Section 10.1(B), (b) all Revolving
                                              ---------------
     Credit Commitments and Letter of Credit Commitments shall have terminated or expired, and (c) the Borrower shall have paid and satisfied in full all Obligations (other than obligations of the Borrower under Swap Agreements and Obligations consisting of continuing indemnities and other contingent obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement).

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

          "Fiscal Year" means the twelve month fiscal period of the Borrower and its Subsidiaries commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

          "Floating Eurodollar Rate" means, as of each Business Day, the Eurodollar Rate for a one month Interest Period commencing on such Business Day, as determined for each Business Day on which a Swing Line Loan is outstanding that bears interest at the Floating Eurodollar Rate.

          "Floating Eurodollar Rate Swing Line Loan" means a Swing Line Loan that bears interest at the Floating Eurodollar Rate.

          "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

          "Foreign Subsidiary" means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

          "Four-Quarter Period" means a period of four full consecutive fiscal quarter periods of the Borrower, taken together as one accounting period.

          "GAAP" or "Generally Accepted Accounting Principles" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.

          "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

          "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether of a state of the United States, the United States or a foreign governmental entity.

          "Guaranties" means all obligations of the Borrower or any Subsidiary directly or indirectly guaranteeing, or in effect guaranteeing, any Indebtedness for Money Borrowed of any other Person.

          "Guarantors" means the Subsidiaries of the Borrower who are required to execute and deliver to the Agent a Guaranty Agreement at the Closing Date or thereafter pursuant to Section 8.19 hereof.
                                    ------------

          "Guaranty Agreement" means collectively (or individually as the context may indicate) (i) the Amended and Restated Guaranty and Suretyship Agreement among the Guarantors and the Agent dated as of the Closing Date and (ii) any additional Guaranty and Suretyship Agreement delivered to the Agent pursuant to Section 8.19, as the same may be amended, modified,
                       ------------
     supplemented or amended and restated from time to time.

          "Hazardous Material" means and includes any pollutant, contaminant or hazardous, toxic or dangerous waste, substance or material (including, without limitation petroleum products, asbestos-containing material and lead), the generation, handling, storage, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

          "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), all Contingent Obligations, all letters of credit, all Rate Hedging Obligations and other items which in accordance with Generally Accepted Accounting Principles is classified as a liability on a balance sheet other than accrued expenses and accrued taxes; but excluding all accounts payable in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include partners' capital, surplus and retained earnings, minority interest in Persons, lease obligations (other than pursuant to Capital Leases), reserves for current and deferred income taxes and investment credits, other deferred credits and reserves, and deferred compensation obligations.

          "Indebtedness for Money Borrowed" means all indebtedness in respect of money borrowed, including without limitation, all obligations under Capital Leases, the deferred purchase price of any property or asset, and payment and reimbursement obligations in respect of surety bonds, letters of credit, and bankers' acceptances, whether or not matured, evidenced by a promissory note, bond or similar written obligation for the payment of money (including, but not limited to, reimbursement agreements and conditional sales or similar title retention agreements).

          "Interbank Offered Rate" means, with respect to any Loan bearing interest at a rate determined by reference to the Eurodollar Rate or the Floating Eurodollar Rate, for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any such Loan for any such Interest Period therefor, the rate per annum (rounded upwards, if necessary, the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified
                           --------  -------
     on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "Interest Period" for each Eurodollar Rate Loan means a period commencing on the date such Eurodollar Rate Loan is made or Converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Eurodollar Rate Loan, and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,
                                                          --------

             (i) if the Authorized Representative fails to notify the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

             (ii) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

             (iii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

             (iv) no Interest Period shall extend past the Revolving Credit Termination Date; and

             (v) on any day there shall not be in effect more than five (5) Interest Periods.

          "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or to Convert a Loan or Loans of any Type hereunder, as such election or conversion shall be otherwise permitted herein. Any Interest Rate Selection Notice shall be binding on and irrevocable by the Borrower and in the form attached hereto as Exhibit E and incorporated herein by reference.
        ---------

          "Investment Policy Standard" means that certain investment policy standard for the Borrower which has been approved by the Agent and a copy
     of which is attached hereto as Schedule 1.1.   The "Investment Policy
                                    ------------
     Standard" shall not be amended, altered or changed in any manner without the prior written consent of the Required Lenders.

          "Issuing Bank" means NationsBank as issuer of Letters of Credit under
     Article III or any successor.
     ------------

          "LC Account Agreement" means the LC Account Agreement dated as of the Closing Date between the Borrower and the Agent, as amended, modified, supplemented or amended and restated from time to time.

          "Letter of Credit" means a standby letter of credit issued by the Issuing Bank pursuant to Article III hereof for the account of the Borrower
                              -----------
     in favor of a Person advancing credit or securing an obligation on behalf of the Borrower or any of its Subsidiaries.

          "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

          "Letter of Credit Facility" means the facility described in Article
                                                                      -------
     III hereof providing for the Issuance of Letters of Credit by the Issuing
     ---
     Bank for the account of the Borrower in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment.

          "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount available to be drawn under all Letters of Credit plus all Reimbursement Obligations then outstanding.

          "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which any of them have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "Loan" or "Loans" means any of the Revolving Loans or Swing Line
     Loans.

          "Loan Documents" means this Agreement, the Notes, the Guaranty Agreements, the Security Instruments and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of the Agent for the benefit of the Lenders in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, modified or supplemented from the time to time.

          "Loan Parties" means the Borrower and the Guarantors.

          "Material Adverse Effect" means a material adverse effect on (i) the business, properties, operations or condition, financial or otherwise, of the Borrower and any of its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties as a whole to pay or perform the obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers, and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

          "Moody's" means Moody's Investors Service, Inc., a Delaware corporation and its successors and assigns.

          "Multi-employer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

          "NationsBank" means NationsBank, N.A. and its successors and assigns.

          "Notes" means collectively, the Revolving Notes and the Swing Line
     Note.

          "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of Letters of Credit, (iii) all liabilities of Borrower to the Lenders which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

          "Outstandings" means, collectively, at any date, the sum of the Letter of Credit Outstandings plus the Swing Line Outstandings plus the Revolving Credit Outstandings on such date.

          "Participation" means, with respect to any Letter of Credit or Swing Line Loan, respectively, the extension of credit represented by the participation of a Lender (other than the Issuing Bank or the Swing Line Lender, as applicable) of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued or in the obligations due the Swing Line Lender in respect of a Swing Line Loan made in accordance with the terms hereof, respectively.

          "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

          "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

          "Permitted Liens" means:

          (a) Liens created under the Security Instruments in favor of the Agent and the Lenders, and otherwise existing as of the date hereof and as set forth in Schedule 7.01(g);
              ----------------

          (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which liens are not yet enforceable against other creditors;

          (c) statutory Liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

          (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness) statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

          (e) any Lien existing on any properties of any Person at the time it becomes a Subsidiary of the Borrower pursuant to Section 8.19 which were
                                                      ------------
     incurred to secure payment of purchase money Indebtedness financing the acquisition of such properties by such Person, whether or not assumed by the Borrower or such Subsidiary; provided, in either event any such Lien
                                      --------
     was not incurred or granted in anticipation of, or as part of a series of transactions related to, such acquisition of such Subsidiary;

          (f) pledges or deposits for the purpose of securing a stay or discharge in the course of any legal proceeding arising in the course of ordinary business and which could not reasonably be expected to have a Material Adverse Effect;

          (g) Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property on the date of acquisition thereof which do not materially detract from the value of such property or impair the use thereof;

          (h) any Lien in favor of the United States of America or any department or agency thereof, or in favor of any state government or political subdivision thereof, or in favor of a prime contractor under a government contract of the United States, or of any state government or any political subdivision thereof, and, in each case, resulting from acceptance of partial, progress, advance or other payments in the ordinary course of business under government contracts of the United States, or of any state government or any political subdivision thereof, or subcontracts thereunder;

          (i) Liens securing Indebtedness permitted under Section 9.06(d)
                                                          ---------------
     hereof; and

          (j) any Lien renewing, extending, refinancing or refunding any Lien permitted by clauses (a) through (i) above; provided, however, that the
                                                 --------  -------
     principal amount secured is not increased, the maturity is not shortened or accelerated, and the Lien is not extended to any other properties.

          "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

          "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) the Amended and Restated Stock Pledge Agreement dated as of the Closing Date between the Borrower and the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Stock Pledge Agreement delivered to the Agent pursuant to Section 8.19 as any of the same may be
                                        ------------
     hereafter amended, modified, supplemented or amended and restated from time to time.

          "Pledge Agreement Supplement" means collectively, or individually as the context may indicate, the Pledge Agreement Supplements in the form of Exhibit A to the Pledge Agreement, delivered pursuant to Section 22 of the
                                                              ----------
     Pledge Agreement.

          "Pledged Interests" has the meaning given to such term in the Pledge Agreement.

          "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity,
     (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants.

          "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

          "Principal Office" means the office of the Agent presently located at 6610 Rockledge Drive, MD2-600-03-02, Bethesda, Maryland 20817 Attention:
     Ms. Barbara Levy, or such other office and address as the Agent may from time to time designate in writing.

          "Rate Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; (b) all other "derivative instruments" as defined in FASB 133 and which are subject to the reporting requirements of FASB 133; and (c) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

          "Registrar" means, with respect to any Person (other than an individual), the registrar who has been appointed to maintain records for the registry of ownership of such Person.

          "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

          "Reimbursement Obligation" means at any time, the obligation, if required under the terms of this Agreement, of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations

     (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant
        -----------
     to a drawing under such Letter of Credit.

          "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

          "Required Lenders" means, as of any date, an aggregate of Lenders on such date (i) having Credit Exposures (as defined below) aggregating at least 66% of the aggregate Credit Exposures of all the Lenders on such date and (ii) from the Closing Date through and including December 31, 1999, consisting of (A) at least two Lenders so long as there are only three Lenders and (B) at least three Lenders so long as there are more than three Lenders; provided that any amendment or waiver of Section 9.01 for
                    --------                                 ------------
     any Four-Quarter Period through and including December 31, 1999 shall require Lenders on such date having Credit Exposures (as defined below) aggregating at least 80% of the aggregate Credit Exposures of all Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to its Revolving Credit Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings, Letter of Credit Outstandings and Swing Line Outstandings; provided that, for the purpose of this definition only, (A)
                   --------
     if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, the Revolving Credit Commitment of such Lender and its Credit Exposure equal to its Applicable Commitment Percentage of Revolving Credit Outstandings shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, and (B) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, the amount of such Lender's Revolving Credit Commitment and its Credit Exposure equal to its Applicable Commitment Percentage of such Letter of Credit Outstandings shall be deemed to be held by the Issuing Bank for purposes of this definition, or (C) if any Lender shall have failed to pay to the Swing Line Lender upon demand its Applicable Commitment Percentage of any Swing Line Loan, the amount of such Lender's Revolving Credit Commitment and its Credit Exposure equal to its Applicable Commitment Percentage of such Swing Line Outstandings shall be deemed to be held by the Swing Line Lender for purposes of this definition.

          "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower or any of its

     Subsidiaries (other than those payable or distributable solely to the Borrower or to a Subsidiary of the Borrower which is the immediate parent of such Subsidiary) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, call, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower or payable solely in shares of a class of stock to the holders of that class) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

          "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Advances to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

          "Revolving Credit Facility" means the facility described in Article II
                                                                      ----------
     hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of up to the Total Revolving Credit Commitment.

          "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

          "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.01 upon the occurrence of an Event of Default, or
                 -------------
     (iii) such date as the Borrower may voluntarily permanently terminate the Revolving Credit Facility by reduction of the Total Revolving Credit Commitment to zero and payment in full of all Obligations pursuant to
     Section 2.07.
     ------------

          "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Article II.
                                                  ----------

          "Revolving Notes" means, collectively, the Amended and Restated Revolving Notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.06 hereof substantially
                                             ------------
     in the form attached hereto as Exhibit F-1, with appropriate insertions as
                                    -----------
     to amounts, dates and names of Lenders.

          "S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill Companies, Inc., and its successors and assigns.

          "Security Agreement" means, collectively (or individually as the context may indicate) (i) the Amended and Restated Security Agreement dated as of the Closing Date among the Borrower, certain Guarantors and the Agent, for the benefit of the Agent and the Lenders, and (ii) any additional Security Agreement delivered to the Agent pursuant to Section
                                                                      -------
     8.19, as hereafter modified, amended or supplemented from time to time.
     ----

          "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, the LC Account Agreement and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary shall grant or convey to the Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

          "Solvent" means, when used with respect to any Person, that at the time of determination:

             (i) the fair value of its assets is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

            (ii) it is then able and expects to be able to pay its debts as they mature; and

            (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

          "Stated Termination Date" means April 12,  2002.

          "Subordinated Indebtedness" means Indebtedness of the Borrower subordinated to the Obligations in accordance with such terms as shall be acceptable to the Required Lenders.

          "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

          "Subsidiary Securities" means the shares of capital stock or the equivalent equity interests issued by a Domestic Subsidiary or a Direct Foreign Subsidiary.

          "Swap Agreement" means one or more agreements creating Rate Hedging Obligations with respect to the Obligations evidenced by the Notes between the Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender.

          "Swing Line Lender" means initially NationsBank as the lender of Swing Line Loans under Section 2.13 and thereafter any Lender which is successor
                      ------------
     to NationsBank as the Lender of Swing Line Loans under Section 2.13.
                                                            -------------

          "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of the Borrower pursuant to Section 2.13.
                                                            ------------

          "Swing Line Loans" means loans made by the Swing Line Lender to the Borrower pursuant to Section 2.13 or deemed to be Swing Line Loans pursuant
                          ------------
     to Section 2.13(e).
       ----------------

          "Swing Line Note" means the promissory note of the Borrower evidencing Swing Line Loans executed and delivered to the Swing Line Lender as provided in Section 2.06(b) hereof substantially in the form attached
                 ---------------
     hereto as Exhibit F-2.
               -----------

          "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

          "Termination Event" means: (i) a "Reportable Event" described in
     Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
     Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (x) any event or condition with respect to any Employee Benefit Plan which is regulated by any Foreign Benefit Law that results in the termination of such Employee Benefit Plan or the revocation of such Employee Benefit Plan's authority to operate under the applicable Foreign Benefit Law.

          "Total Letter of Credit Commitment" means an amount not to exceed $10,000,000.

          "Total Revolving Credit Commitment" means a principal amount equal to $80,000,000, as reduced from time to time in accordance with Section 2.7.
                                                                   -----------

          "Type" shall mean any type of Loan (i.e., a Base Rate Loan or Eurodollar Rate Loan).

          "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency."

          "Year 2000 Compliant" means all computer applications that are material to the Borrower's or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions involving all dates on and after January 1, 2000.

          "Year 2000 Problem" means the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates on and after January 1, 2000.

     1.03. Accounting Terms. All accounting terms not specifically defined
           ----------------
herein shall have the meanings assigned to such terms and shall be interpreted in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     1.04.  Cross References.  Unless otherwise specified, references in this
            ----------------
Agreement and in each Loan Document to any Article or Section are references to such Article or Section of this Agreement or such Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Section, Article or definition.

     1.05. Headings and References. The headings of the Articles and ections of
           -----------------------
this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement. Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

     1.06. Accounting and Financial Determinations. Where the character or
           ---------------------------------------
amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable, be made in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis except insofar as:

          (a) the Borrower shall have elected (with the concurrence of its independent public accountant and upon prior written notification to the Lenders) to adopt more recently promulgated Generally Accepted Accounting Principles (which election shall continue to be effective for subsequent years); and

          (b) the Agent and the Required Lenders shall have consented to such election (it being understood that such consent may be conditioned upon the implementation of such changes to Section 8.01 as appropriate to reflect such
                                  ------------
adoption of more recently promulgated Generally Accepted Accounting Principles and it being further understood that such consent shall be deemed to have been given upon the implementation of such changes).

     Upon a change in Generally Accepted Accounting Principles which becomes effective after the Closing Date which is the subject of the actions taken in clauses (a) and (b) above and which would have a material effect on the Borrower's consolidated financial statements and the assets and liabilities reflected therein or otherwise affect the calculation or the application of the covenants contained in Article IX hereof and the determination of the Applicable
                       ----------
Margin and the Applicable Commitment Fee, such accounting change shall not be given effect for purposes hereof until sixty (60) days from the otherwise effective date of such change. Prior to such effectiveness the Agent, the Lenders and the Borrower shall in good faith negotiate to amend the pertinent provisions of this Agreement to account for such accounting change to the extent appropriate to effect the substance thereof as of the Closing Date. If such an amendment is not entered into with respect to any such accounting change, such accounting change shall not be given effect for purposes hereof.

     1.07. General Provisions Relating to Definitions. Terms for which meanings
           ------------------------------------------
are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns. References to any instrument defined in this Agreement refer to such instrument as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

     1.08.  Attorneys' Fees. Whenever any provision in this Agreement or any
            ---------------
of the other Loan Documents refers to the obligation of the Borrower or any Guarantor to reimburse the Agent or any Lender for attorneys' fees incurred by such Person, the Borrower and any Guarantor shall only be required to reimburse such Persons for the reasonable and actual attorney's fees incurred and shall not be responsible for any attorneys' fees imposed by statute based upon any percentage of outstanding indebtedness.

     1.09. References to Time. Unless otherwise indicated, all references to any
           ------------------
time in this Agreement or any of the Loan Documents shall be deemed references to Charlotte, North Carolina time.

                                  ARTICLE II

                                   The Loans
                                   ---------

     2.01.  Revolving Credit Facility
            -------------------------

     (a) Commitment.  Subject to the terms and conditions of this Agreement,
         ----------
each Lender severally agrees to make Advances of Revolving Loans to the Borrower, from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not
                                  --------  -------
be required and shall have no obligation to make any Advance (i) so long as a Default or an Event of Default has occurred and is continuing; provided further,
                                                               -------- --------
that the Required Lenders may elect in writing to make an Advance notwithstanding such Default or Event of Default unless Section 12.06 requires
                                                        -------------
that all of the Lenders must waive the Default or Event of Default or consent to the underlying actions or conditions resulting in such Default or Event of Default or (ii) if the Agent (in accordance with the terms of this Agreement) has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each
         -------- -------
Advance, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow hereunder, on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (x) no Eurodollar Rate Loan shall be made which has an
--------  -------
Interest Period that extends beyond the Stated Termination Date and (y) each Eurodollar Rate Loan may, subject to the provisions of Section 2.08, be repaid
                                                       ------------
only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section
                                                                      -------
4.05.
----

     (b) Amounts.  The aggregate amount of Revolving Credit Outstandings plus
         -------
Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance hereunder and each Conversion under Section 2.08 shall be in an amount
                                            ------------
of at least (i) $1,000,000 or such greater amount which is an integral multiple of $250,000 for Eurodollar Loans and (ii) $500,000 or such greater amount which is an integral multiple of $100,000 for Base Rate Loans (other than Base Rate Refunding Loans).

     (c) Advances.  (i)  An Authorized Representative shall give the Agent
         --------
(A) at least three (3) Business Days' irrevocable telephonic notice of each Eurodollar Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Loan to a

     Eurodollar Rate Loan) prior to 10:30 A.M. Charlotte, North Carolina time and (B) irrevocable telephonic notice of each Base Rate Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.2(c)(iv) and whether representing an
                        ------------------
     additional borrowing hereunder or the Conversion of a borrowing hereunder from a Eurodollar Rate Loan to a Base Rate Loan) prior to 10:30 A.M. on the day of such proposed Revolving Loan. Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the Type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

               (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.01, each Lender shall, pursuant to the terms
                          ------------
     and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to a demand deposit account which may be maintained at one or more offices of the Agent or an agent of the Agent or as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

               (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Loans in accordance with Section 2.08. Eurodollar Rate Loans and Base Rate Loans
                        ------------
     may be outstanding at the same time, provided, however, there shall not be
                                          --------  -------
     outstanding at any one time Eurodollar Rate Loans having more than five (5) different Interest Periods. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by
     Section 2.01(c) or 2.08, the Borrower shall be deemed to have elected to
     ---------------    ----
     Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 2.08.
                                                    ------------

               (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing from other funds available to the Borrower, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower such payment to be advanced as a Base Rate Refunding Loan made by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) at its Principal Office in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of such Reimbursement Obligation. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall either make a Base Rate Refunding Loan or fund the purchase of its Participation as specified above in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If such notice to the Lenders is given by the Agent after 12:00 noon on any Business Day, each Lender shall either make such Base Rate Refunding Loan or fund such purchase before 12:00 noon on the next following Business Day.

     2.02.  Payment of Interest.  (a) The Borrower shall pay interest to the
            -------------------
Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be due at the Eurodollar Rate or the Base Rate, as elected or deemed elected by the Borrower or otherwise applicable to such Revolving Loan as herein provided, provided, however, that if any amount shall not be paid when due (at
          --------  -------
maturity, by acceleration or otherwise), or if any Event of Default shall have occurred and be continuing, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such amount was due and payable until the date such amount is paid in full or such Event of Default shall have been cured or waived.

          (b) Interest on each Revolving Loan shall be computed (i) on the basis of a year of 360 days and calculated for the actual number of days elapsed for each Eurodollar Rate Loan and (ii) on the basis of a year of 365/366 days and calculated for the actual number of days elapsed for each Base Rate Loan. Interest on each Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing June 30, 1999, on each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if any Interest Period extends for more than three months, at intervals of three months after the first day of the Interest Period in respect of the related Eurodollar Rate Loan and (iii) upon payment in full of the principal amount of the Loan at the Revolving Credit Termination Date.

     2.03.  Payment of Principal.  The principal amount of each Revolving Loan
            --------------------
shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as herein expressly provided. The principal amount of any Revolving Loan may be prepaid in whole or in part on any Business Day, subject to compliance with the last sentence of this Section
                                                                       -------
2.03 with respect to Eurodollar Rate Loans, upon (A) at least three (3) Business
----
Days' irrevocable telephonic notice in the case of each Revolving Loan that is a Eurodollar Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. and (B) irrevocable telephonic notice in the case of each Revolving Loan that is a Base Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Revolving Loans made by the Borrower shall be in the amount of
(i) $1,000,000 or such greater amount which is an integral multiple of $250,000 for Eurodollar Loans, or (ii) $500,000 or such greater amount which is an integral multiple of $100,000 for Base Rate Loans, or (iii) the amount equal to all Revolving Credit Outstandings, or (iv) such other amount as necessary to comply with Section 2.01(b). The principal amount of Eurodollar Rate Loans may
            ---------------
only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under Section 4.05.
                    ------------

     2.04.  Non-Conforming Payments.  (a) Each payment of principal (including
            -----------------------
any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent.

          (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 12:30 P.M. on the date such payment is due to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the first Business Day on which such funds were available prior to 12:30 P.M. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the first Business Day on which such funds were available prior to 12:30 P.M. at the Default Rate from the date such amount was due and payable.

          (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest
                                                          --------
shall continue to accrue during the period of any such extension and provided
                                                                     --------
further, that in no event shall any such due date be extended beyond the
-------
Revolving Credit Termination Date.

     2.05.  Bank Account.  The Borrower shall continuously maintain an account
            ------------
with the Agent for the purposes herein contemplated.

     2.06.  Notes.
            -----

          (a) Revolving Notes.  Revolving Loans made by each Lender, shall be
              ---------------
evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

          (b) Swing Line Note.  The Swing Line Outstandings shall be evidenced
              ---------------
by a separate Swing Line Note payable to the order of the Swing Line Lender in the amount of the Swing Line, which Swing Line Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower.

     2.07.  Reductions.  The Borrower shall, by notice from an Authorized
            ----------
Representative, have the right from time to time (but not more frequently than once during each fiscal quarter), upon not less than two (2) Business Days' written notice to the Agent to reduce the Total Revolving Credit Commitment. Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $500,000, or the entire remaining Total Revolving Credit Commitment. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.05. Each reduction of the Total Revolving Credit
                   ------------
Commitment shall be accompanied by payment of the Loans to the extent that the Revolving Credit Outstandings plus Swing Line Outstandings plus Letter of Credit Outstandings exceed the Total Revolving Credit Commitment, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

     2.08.  Conversions and Elections of Subsequent Interest Periods.  Subject
            --------------------------------------------------------
to the limitations set forth below and in Article IV hereof, the Borrower may:
                                          ----------

          (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

          (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. three (3) Business Days' prior to the date of such election or Conversion:

          (i) elect to Continue any Eurodollar Rate Loan under the Revolving Credit Facility by selecting a subsequent Interest Period for all or a portion of such Eurodollar Rate Loan to begin on the last day of the then current Interest Period for such Eurodollar Rate Loan; and

          (ii) Convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

     Each election and Conversion pursuant to this Section 2.08 shall be subject
                                                   ------------
to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Section 2.01 and Article IV. The Agent shall
                                ------------     ----------
give written notice to each Lender of such notice of election or Conversion prior to 2:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

     2.09.  Pro Rata Payments.  Except as otherwise provided herein, (a) each
            -----------------
payment and prepayment on account of the principal of and interest on the Revolving Loans and the fees described in Section 2.10 hereof shall be made to
                                          ------------
the Agent in the aggregate amount payable to the Lenders for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without set-off or counterclaim, and (c) the Agent will distribute such payments when received to the Lenders as provided for herein.

     2.10.  Commitment Fee.  For the period beginning on the Closing Date and
            --------------
ending on the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Facility has terminated), the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages a commitment fee equal to the Applicable Commitment Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings (without giving effect to Swing Line Outstandings) plus (ii) Letter of Credit Outstandings.
Such payments of fees provided for in this Section shall be due in arrears on the last Business Day of each March, June, September and December beginning June 30, 1999 to and on the Revolving Credit Termination Date. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

     2.11.  Deficiency Advances.  No Lender shall be responsible for any default
            -------------------
of any other Lender in respect to such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Revolving Note in its favor as a Lender evidencing Revolving Loans all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Revolving Note; provided that, upon
                                                            --------
payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the Revolving Note of the Agent evidencing Revolving Loans in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

     2.12.  Use of Proceeds.  The proceeds of the Loans made hereunder shall be
            ---------------
used by the Borrower to (i) finance working capital, capital expenditures and other lawful general corporate purposes and (ii) to finance Acquisitions permitted herein.

     2.13.  Swing Line.  (a) Notwithstanding any other provision of this
            ----------
Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, the Swing Line Lender shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. The Swing Line Lender shall not be obligated to make any Swing Line Loan pursuant hereto (i) if to the actual knowledge of the Swing Line Lender the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $5,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment. Swing Line Loans shall bear interest at the Borrower's option of the Base Rate and the Floating Eurodollar Rate; provided, however, that if
                                                   --------  -------
any amount shall not be paid when due (at maturity, by acceleration or otherwise), or if any Event of Default shall have occurred and be continuing, all amounts outstanding under the Swing Line shall bear interest thereafter at the Default Rate from the date such amount was due and payable until the date such amount is paid in full or until the Event of Default shall have been cured or waived. The Borrower may borrow, repay and reborrow under this Section 2.13.
                                                                  ------------
Subject to Section 2.14 hereof, borrowings under the Swing Line shall be made,
           ------------
upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to the Swing Line Lender not later than 2:00 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of Exhibit D-2
                                                                     -----------
hereto. The Borrower may prepay all or any part of the Swing Line Loan on giving same-day notice to the Swing Line Lender. If the Borrower instructs the Swing Line Lender to debit any demand deposit account of the Borrower in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Lender otherwise receives repayment, after 2:00 P.M. on a Business Day, such payment shall be deemed received on the next Business Day.

          (b) The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender, and all accrued and unpaid interest on Swing Line Loans shall be payable on the dates and in the manner provided in Sections
                                                                  --------
2.02(b) and 2.04 with respect to interest on Base Rate Loans.  The Swing Line
-------     ----
Outstandings shall be evidenced by the Swing Line Note delivered to the Swing Line Lender pursuant to Section 2.06(b).
                        ---------------

          (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from the Swing Line Lender a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by the Swing Line Lender, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its Participation therein. Any such payment made by a Lender pursuant to demand of the Swing Line Lender of the purchase price of its Participation shall be deemed (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Refunding Loan under Section
                                                                     -------
2.01  until the Borrower Converts such Base Rate Loan in accordance with the
----
terms of Section 2.08, and (ii) in all other cases, the funding by each Lender
         ------------
of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

          (d) The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 2.01 in an amount sufficient to repay
                               ------------
Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to the Swing Line Lender the amount necessary to repay such Swing Line Outstandings (which the Swing Line Lender shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 2.01(c)(ii).
                                                         -------------------

          (e) The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

     2.14.  Autoborrow Service Agreement.  The Borrower and NationsBank have
            ----------------------------
entered into an Autoborrow Service Agreement dated as of the Closing Date, a copy of which is attached hereto as Schedule 2.14 (as amended or supplemented
                                    -------------
from time to time, the "Autoborrow Agreement") pursuant to which NationsBank is to make advances to the Borrower's deposit account on each Business Day to cover various items processed in that account on such day. In order to give effect to the Autoborrow Agreement, the parties hereto further agree as follows:

          (a) Notwithstanding the provisions of Section 2.13, the Borrower may
                                                ------------
on any Business Day borrow such amounts as set forth in the Autoborrow Agreement. All such borrowings by the Borrower from NationsBank pursuant to the terms of the Autoborrow Agreement shall be Swing Line Loans and shall constitute Swing Line Outstandings under this Agreement and the Loan Documents and each such borrowing shall be evidence of satisfaction of the conditions set forth in
Section 6.02 hereof and the Borrower shall not be required to furnish to the
------------
Agent any Borrowing Notice.

          (b) Notwithstanding the provisions of Section 2.13, the Borrower may
                                                ------------
on any Business Day have credited to the repayment of Swing Line Loans made pursuant to the Autoborrow Agreement on such date amounts credited on such day to the Borrower's deposit account, to the extent and in the manner provided for in the Autoborrow Agreement, without further action or notice.


                                  ARTICLE III

                               Letters of Credit
                               -----------------

     3.01.  Letters of Credit.  The Issuing Bank agrees, subject to the terms
            -----------------
and conditions of this Agreement, upon request of the Borrower to issue Letters of Credit from time to time for the account of the Borrower upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content reasonably acceptable to the Issuing Bank; provided,
                                                                       --------
that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (ii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of one year after the date of its issuance or the seventh Business Day prior to the Stated Termination Date.

     3.02.  Reimbursement and Participations.
            --------------------------------

          (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn under the Letters of Credit and all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.02 and Swing Line Loans if permitted by Section 2.13) sufficient
   ------------                                      ------------
funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 2.01(c)(iv) and Section 2.13, amounts shall be paid pursuant to
   -------------------     ------------
Advances under the Revolving Credit Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Default Rate.

          (b) In accordance with the provisions of Section 2.01(c), the Issuing
                                                   ---------------
Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

          (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.02(a),
                                                             ---------------
each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit in the manner and with the effect provided in Section 2.01(c)(iv).
                       -------------------

          (d) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.01(c)(iv)(B), such Lender shall,
                         ----------------------
automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to Section 2.01(c)(iv) and this Section 3.2(d), and
                                -------------------          --------------
the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

          (e) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

          (f) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VI, be subject to
                                                     ----------
the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing

Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 or, if the Issuing Bank shall elect by express reference in an affected Letter of Credit, the International Chamber of Commerce International Standby Practices commonly referred to as "ISP98", or any subsequent amendment or revision of either thereof.

          (g) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

          (h) Without limiting the generality of the provisions of Section
                                                                   -------
12.05, the Borrower hereby agrees to indemnify and hold harmless the Issuing
-----
Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.02(h) shall
                                                         ---------------
survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

          (i) Without limiting Borrower's rights as set forth in Section
                                                                 -------
3.02(h), the obligation of the Borrower to immediately reimburse the Issuing
-------
Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and that such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

          (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

          (ii) any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

          (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

          (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

          (v) any draft, statement or any other document presented under the Letter of Credit in accordance with the terms of such Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing provided the Issuing Bank shall not have been grossly negligent in honoring any draft or statement in respect of such Letter of Credit.

     3.03.  Letter of Credit Facility Fee.  The Borrower shall pay to the Agent
            -----------------------------
for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin for Eurodollar Rate Loans. Such fee shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each March, June, September and December, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fee described in this
Section 3.03 shall be calculated on the basis of a year of 360 days for the
------------
actual number of days elapsed.

     3.04.  Administrative Fees.  The Borrower shall pay to the Issuing Bank on
            -------------------
the date of issuance (i) a fronting fee of 0.125% per annum based on the face amount available to be drawn under each Letter of Credit issued and (ii) such reasonable and customary expenses and charges, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE IV

                            Change in Circumstances
                            ------------------------

     4.01.  Increased Cost and Reduced Return.
            ---------------------------------

          (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) or the Swing Line Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender (or its Applicable Lending Office) or the Swing Line Lender to any tax, duty, or other charge with respect to any Eurodollar Rate Loans or Floating Eurodollar Rate Swing Line Loans, its Note or the Swing Line Note, or its obligation to make Eurodollar Rate Loans or Floating Eurodollar Rate Swing Line Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) or the Swing Line Lender under this Agreement or its Note or Swing Line Note in respect of any Eurodollar Rate Loans or Floating Eurodollar Rate Swing Line Loans (other than taxes imposed on the overall net income of such Lender or the Swing Line Lender by the jurisdiction in which such Lender or the Swing Line Lender has its principal office or such Applicable Lending Office or franchise taxes);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Eurodollar Rate and Floating Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office) or the Swing Line Lender, including the Revolving Credit Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender (or its Applicable Lending Office) or the Swing Line Lender or on the London interbank market any other condition affecting this Agreement or its Note or the Swing Line Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) or the Swing Line Lender of making, Converting into, Continuing, or maintaining any Eurodollar Rate Loans or any Floating Eurodollar Rate Swing Line Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) or the Swing Line Lender under this Agreement or its Note or the Swing Line Note with respect to any Eurodollar Rate Loans or Floating Eurodollar Rate Swing Line Loans, then the Borrower shall pay to such Lender or the Swing Line Lender on demand such amount or amounts as will compensate such Lender or the Swing Line Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this
Section 4.01(a), the Borrower may, by notice to such Lender (with a copy to the
---------------
Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, and by notice to the Swing Line Lender, suspend the obligation of the Swing Line Lender to make or maintain Floating Eurodollar Rate Swing Line Loans, until, in each such case, the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.04 shall be applicable); provided that such
                  ------------                       --------
suspension shall not affect the right of such Lender to receive the compensation so requested.

          (b) If, after the date hereof, any Lender or the Swing Line Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or the Swing Line Lender or any corporation controlling such Lender or the Swing Line Lender as a consequence of such Lender's or the Swing Line Lender's obligations hereunder to a level below that which such Lender or the Swing Line Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender or the Swing Line Lender such additional amount or amounts as will compensate such Lender or the Swing Line Lender for such reduction.

          (c) Each Lender and the Swing Line Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender or the Swing Line Lender to compensation pursuant to this Section 4.01 and will designate a different
                              ------------
Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender or the Swing Line Lender, be otherwise disadvantageous to it. Any Lender or the Swing Line Lender claiming compensation under this Section 4.01
                                                                 ------------
shall prior to such collection furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender or the Swing Line Lender may use any reasonable averaging and attribution methods.

     4.02.  Limitation on Types of Loans.  If on or prior to the first day of
            ----------------------------
any Interest Period for any Eurodollar Rate Loan and on any Business Day with respect to a Floating Eurodollar Rate Swing Line Loan;

          (a) the Agent determines (which determination shall be conclusive absent manifest error) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period or for such Business Day and the foreseeable future thereafter; or

          (b) (i) with respect to Eurodollar Rate Loans, the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period; or

          (ii) with respect to Floating Eurodollar Rate Swing Line Loans, the Swing Line Lender determines (which determination shall be conclusive) and notifies the Agent that the Floating Eurodollar Rate will not adequately and fairly reflect the cost to the Swing Line Lender of funding or maintaining Floating Eurodollar Rate Swing Line Loans;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, none of the Lenders shall be under any obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type, and the Swing Line Lender shall not have any obligation to make or maintain any Floating Eurodollar Rate Swing Line Loans, and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement and shall immediately prepay such Floating Eurodollar Rate Swing Line Loans.

     4.03.  Illegality.  Notwithstanding any other provision of this Agreement,
            ----------
in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, or it becomes unlawful for the Swing Line Lender to make, maintain or fund Floating Eurodollar Rate Swing Line Loans hereunder, then such Lender or the Swing Line Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 4.04(a) shall be applicable) and the Swing Line Lender's
              ---------------
obligation to make or maintain or fund Floating Eurodollar Rate Swing Line Loans shall be suspended until such time as the Swing Line Lender may again make, maintain and fund Floating Eurodollar Rate Swing Line Loans (in which case the provisions of Section 4.04(b) shall be applicable).
              ---------------

     4.04.  Treatment of Affected Loans. (a) If the obligation of any Lender to
            ---------------------------
make a particular Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to
Section 4.01 or 4.03 hereof (Loans of such Type being herein called "Affected
------------    ----
Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.03 hereof, on such earlier date as
                                 ------------
such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to such suspension no
             ------------    ----
longer exist:

          (i) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

          (ii) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to the
                           ------------    ----
suspension of such Lender's Affected Loans pursuant to this Section 4.04 no
                                                            ------------
longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

          (b) If the obligation of the Swing Line Lender to make Floating Eurodollar Rate Swing Line Loans shall be suspended pursuant to Section 4.01 or
                                                                ------------
4.03 hereof, the Floating Eurodollar Rate Swing Line Loans shall be
----
automatically on the same Business Day become Swing Line Loans that bear interest at the Base Rate and, unless and until the Swing Line Lender gives notice as provided below that the circumstances specified in Section 4.01 or
                                                             ------------
4.03 hereof that gave rise to such suspension no longer exist:
----

          (i) all payments and prepayments of principal that would otherwise be applied to such Floating Eurodollar Rate Swing Line Loans shall be applied instead to Swing Line Loans that bear interest at the Base Rate; and

          (ii) all Swing Line Loans that would otherwise be made by the Swing Line Lender as Floating Eurodollar Rate Swing Line Loans shall be made instead as Swing Line Loans that bear interest at the Base Rate.

If the Swing Line Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise
                                    ------------    ----
to the suspension of Floating Eurodollar Rate Swing Line Loans pursuant to this
Section 4.04 no longer exist (which the Swing Line Lender agrees to do promptly
------------
upon such circumstances ceasing to exist), the Borrower may again request, and the Swing Line Lender shall make, Floating Eurodollar Rate Swing Line Loans.

     4.05.  Compensation.  Upon the request of any Lender, the Borrower shall
            ------------
pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest
            -------------
Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VI to be
                                                                ----------
satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

     4.06.  Taxes.
            -----

          (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the
                                  ---------
Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Agent
                                   ------------
receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt
               -------------
evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

          (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.06) paid by such Lender or the Agent (as the case may be)
           ------------
and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which provides for an absolute exemption from withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an absolute exemption from tax on payments pursuant to this Agreement or any of the other Loan Documents.

          (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section
                                                                         -------
4.06(d) (unless such failure is due to a change in treaty, law, or regulation
-------
occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section
                                                                      -------
4.06(a) or 4.06(b) with respect to Taxes imposed by the United States; provided,
-------    -------                                                     --------
however, that should a Lender, which is otherwise exempt from or subject to a
-------
reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.06, then such Lender will
                                           ------------
agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

          (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.06 shall survive the termination of the Commitments and the
     ------------
payment in full of the Notes.

          (i) To the extent that the payment of any Lender's Taxes by the Borrower in accordance with this Section 4.06 gives rise from time to time a Tax
                                 ------------
Benefit (as hereinafter defined) to such Lender in any jurisdiction other than the jurisdiction which imposed such Taxes, such Lender shall pay to the Borrower the amount of each such Tax Benefit so recognized or received. The amount of each Tax Benefit and, therefore, payment to the Borrower will be determined from time to time by the relevant Lender in its sole discretion, which determination shall be binding and conclusive on all parties hereto. Each such payment will be due and payable by such Lender to the Borrower within a reasonable time after the filing of the income tax return in which such Tax Benefit is recognized or, in the case of any tax refund, after the refund is received; provided, however,
                                                             --------  -------
if at any time thereafter such Lender is required to rescind such Tax Benefit or such Tax Benefit is otherwise disallowed or nullified, the Borrower shall promptly, after notice thereof from such Lender, repay to such Lender the amount of such Tax Benefit previously paid to the Borrower and rescinded, disallowed or nullified. For purposes of this Section 4.06(i), "Tax Benefit" shall mean the
                                 ---------------
amount by which any Lender's income tax liability for the taxable period in question is reduced below what would have been payable had the Borrower not been required to pay the Lender's Taxes. In the case of any dispute with respect to the amount of any payment, the Borrower shall have no right to any offset or withholding of payments with respect to future payments due to any Lender under this Agreement or the Notes.

     4.07.  Replacement Banks.   If (a) a Lender requests compensation from the
            -----------------
Borrower pursuant to Section 4.01, (b) it becomes unlawful for a Lender to make
                     -------------
Eurodollar Rate Loans as set forth in Section 4.03 or (c) a Lender refuses or
                                      ------------
otherwise fails to consent to any waiver, amendment or other modification of any Loan Document which (i) requires the written consent of more than the Required Lenders under Section 12.06 and (ii) has been approved in writing by the
              -------------
Required Lenders, then so long as there does not then exist any Default or Event of Default, the Borrower may, in its sole discretion, on ten (10) Business Days' prior written notice to the Agent and any such Lender described in clauses
(a), (b) or (c) above, cause such Lender to (and such Lender shall) assign, pursuant to Section 12.01, all of its rights and obligations under this
            -------------
Agreement to an Eligible Assignee designated by the Borrower which is willing to become a

Lender for a purchase price equal to the outstanding principal amount of the Loans and Reimbursement Obligations payable to such Lender plus any accrued but unpaid interest on such Loans and Reimbursement Obligations, any accrued but unpaid fees payable hereunder to such Lender and any other amount payable to such Lender under this Agreement; provided, however, that any expenses or other
                                  --------  -------
amounts which would be owing to such Lender pursuant to any indemnification provision hereof (including, if applicable, Section 4.05) shall be payable by
                                            ------------
the Borrower as if the Borrower had prepaid the Loans of such Lender rather than such Lender having assigned its interest hereunder. The Borrower or the assignee shall pay the applicable processing fee under Section 12.01. This Section 4.07
                                              -------------
shall not be applicable to the Swing Line Lender and Floating Eurodollar Rate Swing Line Loans.

                                   ARTICLE V

                                   Security
                                   --------

     5.01.  Guaranty.  To guarantee the full and timely payment and performance
            --------
of all Obligations now existing or hereafter arising, the Borrower shall cause the Guaranty Agreement, in form and substance reasonably acceptable to the Agent, to be delivered by each Domestic Subsidiary, on the Closing Date. The Borrower hereby agrees to cause a Guaranty Agreement to be delivered by any hereafter acquired or created Domestic Subsidiary pursuant to the terms of
Section 8.19.
------------

     5.02.  Subsidiary Securities Pledge.  (a)  As security for the full and
            ----------------------------
timely payment and performance of (i) all Obligations now existing or hereafter arising and (ii) if applicable, the Guarantors' Obligations under the Guaranty Agreement, the Borrower and each Guarantor owning any Subsidiary Securities shall on the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, (A) a Pledge Agreement which shall pledge to the Agent for the benefit of the Lenders all of the Subsidiary Securities of any Domestic Subsidiary and not less than 65% of the Voting Securities and 100% of the other Subsidiary Securities of any Direct Foreign Subsidiary in accordance with the terms hereof and thereof, (B) if such Subsidiary Securities are in the form of certificated securities, such certificated securities, together with undated stock powers or other appropriate transfer documents endorsed in blank pertaining thereto, (C) if such Subsidiary Securities do not constitute securities and the Subsidiary has not elected to have such interests treated as securities under Article 8 of the Uniform Commercial Code, Uniform Commercial Code financing statements and a control agreement from the Registrar of such Subsidiary, in each instance in form and substance acceptable to the Agent, and
(D) take such further action and deliver or cause to be delivered such further documents as the Agent may request, including, with respect to Direct Foreign Subsidiaries, foreign collateral documents and foreign counsel opinions.

          (b) The Borrower and each Subsidiary hereby agree to pledge to the Agent for the benefit of the Lenders all of the Subsidiary Securities of any Domestic Subsidiary and not less than 65% of the Voting Securities and 100% of the other Subsidiary Securities of any Direct Foreign Subsidiary acquired or created after the Closing Date and to deliver to the Agent all of the Loan Documents required pursuant to the terms of Section 8.19.
                                            ------------

     5.03.  Security Interests.  As security for the full and timely payment and
            ------------------
performance of (i) all Obligations now existing or hereafter arising and (ii) if applicable, the Guarantors' Obligations under the Guaranty Agreement, the Borrower shall, and shall cause each Guarantor to, on the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Security Agreement, the Uniform Commercial Code financing statements, and each other Security Instrument sufficient to grant to the Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Permitted Liens, and do all things necessary in the reasonable opinion of the Agent and its counsel to grant to the Agent for the benefit of the Lenders a security interest, duly perfected with respect to Collateral governed by the UCC, in all Collateral subject to no Lien other than
Permitted Liens.   The Borrower hereby agrees to cause the Security

Instruments to be delivered by any hereafter acquired or created Domestic Subsidiary or Direct Foreign Subsidiary pursuant to the terms of Section 8.19.
                                                                 ------------

     5.04.  Further Assurances.  At the request of the Agent, the Borrower will
            ------------------
or will cause its Subsidiaries, as the case may be, to execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents.

                                  ARTICLE VI

                          Conditions to Making Loans
                          --------------------------

     6.01.  Conditions of Initial Advance, Swing Line Loan and Letter of Credit.
            -------------------------------------------------------------------
The obligation of the Lenders to make the initial Advance, and of the Swing Line Lender to make any Swing Line Loan, and of the Issuing Bank to issue any Letter of Credit pursuant to this Agreement is subject to the conditions precedent that

          (a) the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and the Lenders, the following:

          (i) the Existing Notes to be marked "Substituted" in exchange for the Notes;

          (ii) executed originals of each of this Agreement, the Notes, the Guaranty Agreement, the Security Instruments and the other Loan Documents, together with all schedules and exhibits thereto;

          (iii) favorable written opinions of special counsel (and, where necessary, local counsel) to the Loan Parties dated the Closing Date, addressed to the Agent substantially in the form of Exhibit I attached
                                                         ---------
     hereto;

          (iv) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of the Loan Parties certified by its secretary or assistant secretary as of the Closing Date, appointing (in the case of the Borrower) the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

          (v) specimen signatures of officers of each of the Loan Parties executing the Loan Documents on behalf of such Person, certified by the secretary or assistant secretary of the Borrower or Guarantor, as applicable;

          (vi) the charter documents of each of the Loan Parties certified as of a recent date by the Secretary of State of its state of organization and the bylaws of each of the Loan Parties certified by the secretary or assistant secretary of such Loan Party;

          (vii) certificates issued as of a recent date by the Secretaries of State of the jurisdiction of incorporation of each of the Loan Parties as to the due existence and good standing of the Borrower and each Guarantor therein;

          (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each of the Loan Parties as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could materially adversely affect the business, operations or conditions, financial or otherwise, of the Borrower or any Guarantor;

          (ix) receipt by the Agent and the Lenders of such fees and other consideration as may be required by the terms of the commitment to lend;

          (x) notice of appointment of the initial Authorized Representative;

          (xi) evidence of insurance required by the Loan Documents;

          (xii) receipt and satisfactory review of the financial statements of the Borrower and its Subsidiaries required to be furnished pursuant to
     Section 7.01(f);
     ---------------

          (xiii) receipt and satisfactory review of projected financial statements for the Borrower and its Subsidiaries for Fiscal Year 1999 and a pro forma consolidated balance sheet and consolidated income statement of the Borrower and its Subsidiaries as at the Closing Date giving effect to the transactions contemplated by this Agreement and the other Loan Documents;

          (xiv) a certificate of an Authorized Representative as to the occurrence or truthfulness, as applicable, of the matters set forth in
     Section 6.01(b) as of the Closing Date; and
     ---------------

          (xv) such other information, documents, instruments, certificates and opinions as the Agent may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby;

          (b) Each of the following shall have occurred or be true:

          (i) there shall not be any action, suit, investigation or proceeding pending or threatened by, before or otherwise involving any Governmental Authority or other Person that could reasonably be expected to have a material adverse effect on (A) the business, business prospects, results of operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or (B) the ability of the Borrower and its Subsidiaries taken as a whole to observe and perform the covenants and agreements contained herein or in any other Loan Document or the ability of any Lender to receive the benefit of any remedy provided thereto under any Loan Document;

          (ii) the Borrower's and its Subsidiaries' material computer applications will to a reasonable extent, on a timely basis, adequately address the Year 2000 Problem in all material respects and the Borrower and its Subsidiaries are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing the Borrower and its Subsidiaries as a result of the Year 2000 Problem, including reasonable steps to ascertain risks resulting from the failure of key vendors and customers of the Borrower and its Subsidiaries to successfully address the Year 2000 Problem;

          (c) In the good faith judgment of the Agent:

          (i) there shall not have occurred a material adverse change since September 30, 1998 in the business, assets, liabilities (actual or contingent) operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as whole, or in the facts and information regarding such entities as represented to date;

          (ii) the corporate capital and ownership structure (including articles of incorporation and bylaws), shareholders agreements and management of the Borrower and its Subsidiaries shall be satisfactory to the Agent;

          (iii) the Agent shall have completed a review, with results satisfactory to the Agent in its sole discretion, of information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, environmental matters, material contracts, debt agreements, property ownership, contingent liabilities and management of the Borrower and its Subsidiaries;

          (iv) there shall not have occurred and be continuing since January 1, 1999 a material disruption of, or a material adverse change in, financial, banking or capital market conditions.

     6.02.  Conditions of Loans and Letters of Credit.  The obligations of the
            -----------------------------------------
Lenders to make any Revolving Loans, and of the Swing Line Lender to make any Swing Line Loan, and of the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

          (a) the Agent or, in the case of Swing Line Loans, the Swing Line Lender shall have received a Borrowing Notice if required by Article II hereof;
                                                             ----------

          (b) the representations and warranties of the Borrower set forth in
Article VII hereof and in each of the other Loan Documents shall be true and
-----------
correct in all material respects on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section
                                                                     -------
7.01(f)(i) shall be deemed to be those financial statements most recently
----------
delivered to the Agent and the Lenders pursuant to Section 8.01 hereof;
                                                   ------------

          (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

          (d) at the time of, and after giving effect to, each such Advance, Swing Line Loan or the issuance or renewal of a Letter of Credit, no Default or Event of Default specified in Article X hereof, shall have occurred and be
                              ---------
continuing; and

          (e)  immediately after giving effect to:

               (i) a Revolving Loan, Swing Line Loan or a Letter of Credit or renewal thereof, the aggregate principal balance of all outstanding Revolving Loans advanced by each Lender and all outstanding Participations in Letters of Credit and Reimbursement Obligations and Swing Line Loans for such Lender shall not exceed such Lender's Revolving Credit Commitment;

               (ii) a Letter of Credit or renewal thereof, the aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender shall not exceed such Lender's Letter of Credit Commitment and the sum of all Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment;

               (iii) a Swing Line Loan, the Swing Line Outstandings shall not exceed $5,000,000; and

               (iv) a Revolving Loan, Swing Line Loan or a Letter of Credit or renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit

          Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment.

          (f) in the good faith judgment of the Agent and the Lenders, there shall not have occurred or become known to the Agent or the Lenders any event, condition, situation or status that has had or could reasonably be expected to result in a Material Adverse Effect.

     6.03.  Conditions Subsequent of Loans and Letters of Credit.  The
            ----------------------------------------------------
obligations of the Lenders to make any Revolving Loans, and of the Swing Line Lender to make any Swing Line Loan, and of the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following condition subsequent:

          (a) within 90 days from the Closing Date, the Agent shall have completed a review, with results satisfactory to the Agent in its reasonable discretion, a field examination of the accounts receivable, inventory, accounts payable, controls and systems of the Borrower and its Subsidiaries; provided,
                                                                    --------
however, in the event the Agent, in the exercise of its reasonable discretion,
-------
is not satisfied with the results of such field examination, then the Borrower shall have ninety (90) days within which to implement (i) changes in its operations as deemed reasonably necessary by the Agent and (ii) revisions to the Loan Documents as deemed reasonably necessary by the Required Lenders in order to address any problems revealed by the field examination.


                                  ARTICLE VII

                         Representations and Warranties
                         ------------------------------

     7.01.  Representations and Warranties.  The Borrower represents and
            ------------------------------
warrants with respect to itself and each Subsidiary (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

          (a)  Organization and Authority.
               --------------------------

          (i) each Loan Party is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;

          (ii) each Loan Party (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

          (iii) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

          (iv) each Guarantor has the power and authority to execute, deliver and perform the Guaranty Agreement and each of the other Loan Documents to which it is a party;

          (v) when executed and delivered, each of the Loan Documents to which any Loan Party is a party will be the legal, valid and binding obligation or agreement of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally, to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

          (b)  Loan Documents.  The execution, delivery and performance by the
               --------------
Loan Parties of each of the Loan Documents to which it is a party:

          (i) have been duly authorized by all requisite corporate action (including any required shareholder approval) of each of the Loan Parties required for the lawful execution, delivery and performance thereof;

          (ii) do not violate any provisions of (1) applicable law, rule or regulation, (2) any order of any court or other agency of government binding on the Loan Parties or their respective properties, or (3) the charter documents or by-laws of the Loan Parties;

          (iii) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture, agreement or other instrument to which any of the Loan Parties are a party, or by which the properties or assets of any of the Loan Parties are bound;

          (iv) does not and will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of any of the Loan Parties except any Liens in favor of the Agent for the benefit of the Lenders created by the Loan Documents.

          (c) Solvency.  Each Loan Party is Solvent after giving effect to the
              --------
transactions contemplated by this Agreement and the other Loan Documents.

          (d) Subsidiaries.  The Borrower has no Subsidiaries other than those
              ------------
Persons listed as Subsidiaries in Schedule 7.01(d) hereto; Schedule 7.01(d) to
                                  ----------------         ----------------
this Agreement states as of the date hereof the principal place of business of the Borrower and each Subsidiary, the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or equity interest owned by the Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 7.01(d), free and clear of any Lien other than
                       ----------------
Liens created hereby.

          (e) Ownership Interests.  Borrower owns no interest in any Person
              -------------------
other than the Persons listed in Schedule 7.01(d) hereto and Eligible
                                 ----------------
Securities;

          (f) Financial Condition.  (i) The Borrower has heretofore furnished to
              -------------------
     the Agent for the benefit of the Lenders the audited consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1998 and December 31, 1997, and the notes thereto and the related statements of income, stockholders' equity and cash flows for the Fiscal Years then ended. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Subsidiaries as of the end of such Fiscal Years and results of their operations and the changes in their stockholders' equity for the Fiscal Years then ended, all in conformity with Generally Accepted Accounting Principles applied on a Consistent Basis; and

          (ii)  except as set forth on Schedule 7.01(f), since December 31,
                                       -----------------
     1998, there has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries considered as a whole or in the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, nor have such businesses or properties, considered as a whole, been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

          (g) Title to Properties.  The Borrower and each Subsidiary have good
              -------------------
title to all real properties owned by them and good title to all personal property owned by them, subject to no transfer restrictions or Liens of any kind, except for Permitted Liens;

          (h) Taxes.  The Borrower and each Subsidiary have filed or caused to
              -----
be filed all federal, state and local tax returns which are required to be filed by them and except for taxes and assessments being contested in good faith and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due;

          (i) Other Agreements.  Except as set forth on Schedule 7.01(i),
              ----------------                          ----------------
neither the Borrower nor any Subsidiary is

          (i) a party to any judgment, order, decree or any agreement or instrument or subject to restrictions materially adversely affecting the business, properties or assets, operation or condition (financial or otherwise) of the Borrower or any Subsidiary considered as a whole; or

          (ii) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could have, a material adverse effect on the business, operations or condition, financial or otherwise, of the Borrower or any Subsidiary considered as a whole;

          (j) Litigation.  Except as set forth in Schedule 7.01(j) hereto, there
              ----------                          ----------------
is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect;

          (k) Margin Stock.  The proceeds of the borrowings made pursuant to
              ------------
Article II hereof will be used by the Borrower only for the purposes set forth
----------
in Section 2.12 hereof.  None of such proceeds will be used, directly or
   ------------
indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 221) of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

          (l) Investment Company.  Neither the Borrower nor any Subsidiary is an
              ------------------
"investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. (S) 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

          (m) Patents, Etc.  The Borrower and each Subsidiary owns or has the
              ------------
right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of each of their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person which could reasonably be expected to result in a Material Adverse Effect;

          (n) No Untrue Statement.  Neither this Agreement nor any other Loan
              -------------------
Document or certificate or document executed and delivered by or on behalf of the Borrower or any Loan Party in accordance with or pursuant to any Loan Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such representation or statement contained therein not misleading in any material respect;

          (o) No Consents, Etc.  Neither the respective businesses or properties
              ----------------
of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, as the case may be;

          (p)  ERISA.
               -----

          (i) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under
     Section 401(a) of the Code has been determined or the Borrower or its Subsidiaries is in the process of obtaining a determination by the Internal Revenue Service to be so qualified, each trust related to such plan has been determined to be exempt under Section 501(a) of the Code or is awaiting confirmation from the Internal Revenue Service of such exemption, and each Employee Benefit Plan subject to any Foreign Benefit Law has received the required approvals by any Governmental Authority regulating such Employee Benefit Plan except where the failure to obtain such approvals is not reasonably likely to result in a Material Adverse Effect.

          (ii) Neither the Borrower, any ERISA Affiliate, or any Subsidiary or the trusts created thereunder has (A) engaged in a prohibited transaction which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Section 4975 of the Code or Section 406 of ERISA, (B) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid which could reasonably be likely to result in a Material Adverse Effect, (C) failed to make a required contribution or payment to a Multiemployer Plan which could reasonably be likely to result in a Material Adverse Effect,
     (D) failed to make a required installment or other required payment under
     Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan which could reasonably be likely to result in a Material Adverse Effect, or (E) failed to make a required contribution or payment, or otherwise failed to operate in compliance with any Foreign Benefit Law regulating any Employee Benefit Plan which could reasonably be likely to result in a Material Adverse Effect;

          (iii) None of the Employee Benefit Plans maintained at any time by the Borrower, any ERISA Affiliate, or any Subsidiary or the trusts created thereunder has been terminated so as to result in a liability of the Borrower, any ERISA Affiliate, or any Subsidiary under ERISA which could reasonably be likely to result in a Material Adverse Effect, nor has any Pension Plan of the Borrower, any ERISA Affiliate, or any Subsidiary incurred any liability to the PBGC or any other Governmental Authority which could reasonably be likely to result in a Material Adverse Effect, other than for required insurance which has been paid or is not yet due and payable; neither the Borrower, any ERISA Affiliate, nor any Subsidiary has withdrawn from or caused a partial withdrawal to occur with respect to any Multiemployer Plan resulting in any assessed and unpaid withdrawal liability which could reasonably be likely to result in a Material Adverse Effect; the Borrower, any ERISA Affiliate, and each Subsidiary has made or provided for all contributions to all such Employee Benefit Plans which they maintain and which are required as of the end of the most recent fiscal year under each such plan which could reasonably be likely to result in a Material Adverse Effect; neither the Borrower, any ERISA Affiliate, nor any Subsidiary has incurred any accumulated funding deficiency with respect to any Pension Plan, whether or not waived; nor has there been any Termination Event, or other event or condition, which presents a material risk of termination of any Employee Benefit Plan by the Borrower, any ERISA Affiliate, any Subsidiary, the PBGC, or any Governmental Authority which could reasonably be expected to have a Material Adverse Effect;

          (iv) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, or the funding of which is regulated by any Foreign Benefit Law did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits except for those situations where the failure to maintain such current value is not reasonably likely to result in a Material Adverse Effect;

          (v) The consummation of the Loans provided for in Article II will not
                                                            ----------
     involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption;

          (vi) To the best of the Borrower's knowledge, each Employee Benefit Plan which is subject to Title IV of ERISA or the funding of which is regulated by any Foreign Benefit Law, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all respects and is in compliance in all respects with all applicable requirements of ERISA, applicable Foreign Benefit Law and other applicable laws, regulations and rules except where such failure to comply is not reasonably likely to result in a Material Adverse Effect;

          (vii) There has been no withdrawal liability incurred and unpaid with respect to any Multiemployer Plan to which the Borrower, any ERISA Affiliate, or any Subsidiary is or was a contributor which could reasonably be expected to have a Material Adverse Effect;

          (viii) Neither the Borrower nor any Subsidiary has any liability not disclosed on any of the financial statements furnished to the Lenders pursuant to Section 7.01(f) hereof, contingent or otherwise, under any plan
                 ---------------
     or program or the equivalent for unfunded post-retirement benefits, including pension, medical and death benefits, which liability could reasonably be likely to result in a Material Adverse Effect;

          (ix) No proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan which could reasonably be likely result in a Material Adverse Effect;

          (q) No Default.  As of the date hereof, there does not exist any
              ----------
Default or Event of Default hereunder;

          (r) Hazardous Materials.  The Borrower and each Subsidiary is in
              -------------------
compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Subsidiary has been notified of any action, suit, proceeding or investigation which calls into question compliance by the Borrower or any Subsidiary with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material which could reasonably be expected to have a Material Adverse Effect;

          (s) RICO.  Neither the Borrower nor any Subsidiary is engaged in and
              ----
has not engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws;

          (t) Employment Matters.  Except as set forth on Schedule 7.01(t), the
              ------------------                          ----------------
Borrower and each Subsidiary is in compliance in all material respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any material litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which could reasonably be expected to have a Material Adverse Effect;

          (u) Year 2000 Compliance. The Borrower and its Subsidiaries have (i)
              --------------------
initiated a review and assessment of all areas within its each of its Subsidiaries business and operations (including those affected by information received from suppliers and vendors) that could reasonably be expected to be adversely affected by the Year 2000 Problem, (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan substantially in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those affected by information received from its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will be Year 2000 Compliant not later than September 30, 1999, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (v) Perfected Security Interests. The security interests created in
              ----------------------------
favor of the Agent for the benefit of the Lenders under the Security Instruments constitute valid, perfected security interests in the Collateral described therein, subject to no other Liens other than Permitted Liens.

                                 ARTICLE VIII

                             Affirmative Covenants
                             ---------------------

     Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will and will cause each Subsidiary to:

     8.01. Financial Reports, Etc. (a) as soon as practical and in any event
           ----------------------
within 95 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender (i) a consolidated balance sheet of the Borrower and its Subsidiaries, and the notes thereto, and the related consolidated statements of income, stockholders' equity and cash flows and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis and containing opinions of independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified; (ii) an unaudited consolidating (on a location by location basis) balance sheet and income statement of the Borrower and its Subsidiaries, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; and (iii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.01, 9.02, 9.03, 9.04 and 9.05 of this Agreement,
                -------------  ----  ----  ----     ----
which certificate shall be in the form attached hereto as Exhibit J;
                                                          ---------

          (b) as soon as practical and in any event within 50 days after the end of each fiscal quarter (except the last of the Fiscal Year), deliver to the Agent and each Lender (i) a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such reporting period, the related consolidated statements of income, stockholders' equity for such reporting period and for the period from the beginning of the Fiscal Year through the end of such reporting period, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such reporting period and the results of their operations and the changes in their financial position for such reporting period, in conformity with Generally Accepted Accounting Principals applied on a Consistent Basis, subject however, to normal year end adjustments; and (ii) an unaudited consolidating (on a location by location basis) balance sheet and income statement of the Borrower and its Subsidiaries, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, subject however, to normal year end adjustments; and (iii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to Section 8.01(a)(ii);
                                        -------------------

          (c) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries;

          (d) as soon as practical and in any event within 30 days after the end of each Fiscal Year of the Borrower, deliver to the Agent and each Lender a capital and operating expense budget and consolidated financial projections for the Borrower and its Subsidiaries for the next Fiscal Year, prepared in accordance with GAAP applied on a Consistent Basis;

          (f) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding the Borrower's and any Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request;

          (g) Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Special Reports on Form 8-K (or, in each instance, any successor form or report) within 5 days of filing such reports with the Securities and Exchange Commission;

     The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement subject to the terms of Section 12.13.
             -------------

     8.02. Maintain Properties.  Maintain all material properties necessary to
           -------------------
its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

     8.03.  Existence, Qualification, Etc.  Do or cause to be done all things
            -----------------------------
necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which the failure to so maintain or qualify would have a Material Adverse Effect.

     8.04.  Regulations and Taxes.  Comply with or contest in good faith all
            ---------------------
material statutes and governmental regulations and pay all material taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties except liabilities being contested in good faith and against which adequate reserves have been established in accordance with Generally Accepted Accounting Principles.

     8.05. Insurance. (i) Keep all of its insurable properties adequately
           ---------
insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner customarily insured against by similar businesses owning such properties similarly situated, (ii) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 8.05
                                                             -------------
attached hereto, such insurance policies to be in form satisfactory to the Agent, (iii) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes), and (iv) maintain insurance on all Collateral as required by the Security Agreement.

     8.06. True Books. Keep true books of record and account in which full, true
           ----------
and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by Generally Accepted Accounting Principles with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

     8.07. Pay Indebtedness to Lenders and Perform Other Covenants. (a) Make
           -------------------------------------------------------
full and timely payment of the principal of and interest on the Notes and all other Obligations whether now existing or hereafter arising; and (b) duly comply with all the terms and covenants contained in all Loan Documents and other instruments and documents given to the Agent or the Lenders pursuant hereto or thereto.

     8.08.  Right of Inspection.  Permit the Agent and any Lender and
            -------------------
accountants, attorneys or other consultants designated by the Agent and any Lender at the Agent or any Lender's expense to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal executive officers and independent certified public accountants, all at times reasonably convenient to the Borrower, at reasonable intervals and with reasonable prior notice.

     8.09.  Observe all Laws.  Conform to and duly observe in all material
            ----------------
respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business.

     8.10.  Officer's Knowledge of Default.  Upon the President, any Vice
            ------------------------------
President, the Chief Financial Officer or the Controller of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary described in Section
                                                                -------
10.01(e), cause such officer or an Authorized Representative to promptly notify
--------
the Agent of the nature thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

     8.11.  Suits or Other Proceedings.  Upon the President, any Vice President,
            --------------------------
the Chief Financial Officer or the Controller of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an amount greater than $100,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

     8.12. Notice of Discharge of Hazardous Material or Environmental Complaint.
           --------------------------------------------------------------------
Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any material (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws or OSHA; (b) release or threatened release by the Borrower or any Subsidiary of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

     8.13.  Environmental Compliance.  If the Borrower or any Subsidiary shall
            ------------------------
receive notice from any governmental authority that the Borrower or any Subsidiary has violated any applicable Environmental Laws, the Borrower shall to the extent required by law and after expiration of all valid appeals and administrative proceedings (and in any event within the time period permitted by the applicable Governmental Authority) remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation.

     8.14. Indemnification. The Borrower hereby agrees to defend, indemnify and
           ---------------
hold the Agent and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, cleanup costs and reasonable attorneys' fees) arising directly or indirectly from, out of or by reason of the handling, storage, treatment, emission or disposal of any Hazardous Material by or in respect of the Borrower or any Subsidiary or property owned or leased or operated by the Borrower or any Subsidiary, except to the extent such claim, loss, liability, damage or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The provisions of this Section 8.14 shall survive repayment of the Obligations,
                       ------------
occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

     8.15.  Further Assurances.  At its cost and expense, upon request of the
            ------------------
Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

8.16.  ERISA Requirements.
       ------------------

       (a) With reasonable promptness, and in any event within thirty (30) days thereof, give notice to the Agent of (a) the establishment of any new Pension Plan (which notice shall include a copy of such plan), (b) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (c) any material increase in the benefits of any existing Employee Benefit Plan, (d) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (e) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code (in the case of Employee Benefit Plans regulated by the Code or ERISA) or under any Foreign Benefit Law (in the case of Employee Benefit Plans regulated by any Foreign Benefit Law) by the due date;

       (b) Promptly and in any event within thirty (30) days of becoming aware of the occurrence or forthcoming occurrence of any (a) Termination Event or (b) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

       (c) With reasonable promptness but in any event within thirty (30) days for purposes of clauses (a), (b) and (c), deliver to the Agent copies of
(a) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's or any Governmental Authority's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Employee Benefit Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

     8.17.  Continued Operations.  Continue at all times (i) to conduct its
            --------------------
business and engage principally in a line or lines of business involving the furnishing of personnel related services, and (ii) preserve, protect and maintain free from Liens its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or materially useful in the conduct of its operations, except to the extent Borrower or its Subsidiaries is otherwise permitted hereunder to dispose of assets.

     8.18.  Use of Proceeds.  Use the proceeds of the Loans solely  for the
            ---------------
purposes specified in Section 2.12 hereof.
                      ------------

     8.19. New Subsidiaries. (a) Subject to clause (c) below, within thirty (30)
           ----------------
days of the acquisition or creation of any Domestic Subsidiary or Direct Foreign Subsidiary cause to be delivered to the Agent for the benefit of the Agent and the Lenders each of the following:

          (i) in the case of a Domestic Subsidiary, (A) a Guaranty Agreement executed by such Domestic Subsidiary substantially in the form attached hereto as Exhibit K, and (B) a Security Agreement executed by such Domestic
               ---------
     Subsidiary substantially in the form of Exhibit G hereto, together with
                                             ---------
     such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Domestic Subsidiary as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party", in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on the Collateral conferred under such Security Agreement to the extent such Lien may be perfected by Uniform Commercial Code filing;

          (ii) if the Subsidiary Securities issued by such Domestic Subsidiary or Direct Foreign Subsidiary shall be owned by a Subsidiary who has not then executed and delivered to the Agent a Pledge Agreement granting a Lien to the Agent, for the benefit of the Agent and the Lenders, in such equity interests, a Pledge Agreement executed by the Subsidiary that directly owns such Subsidiary Securities substantially in the form attached hereto as Exhibit H, with appropriate revisions as to the identity
                        ---------
     of the pledgor if necessary (and as required by applicable law and Section
                                                                        -------
     8.19(b) if such Subsidiary is a Direct Foreign Subsidiary), and securing
     -------
     the obligations of such Pledgor under the Guaranty Agreement, and if the Subsidiary Securities shall be owned by the Borrower or a Subsidiary who has previously executed a Pledge Agreement, a Pledge Agreement Supplement pertaining to such Subsidiary Securities.

          (iii) if the Subsidiary Securities issued by such Domestic Subsidiary or Direct Foreign Subsidiary constitute securities under Article 8 of the Uniform Commercial Code (1) the certificates representing 100% of the Subsidiary Securities of a Domestic Subsidiary or (2) the certificates representing not less than 65% of the Voting Securities and 100% of the other Subsidiary Securities of any Direct Foreign Subsidiary and (3) duly executed stock powers or powers of assignment in blank affixed thereto;

          (iv) if the Subsidiary Securities issued by such Domestic Subsidiary or Direct Foreign Subsidiary do not constitute securities and such Subsidiary has not elected to have such interests treated as securities under Article 8 of the Uniform Commercial Code, (A) Uniform Commercial Code financing statements on form UCC-1 or otherwise duly executed by the pledgor as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party", in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on such Subsidiary Securities and (B) a control agreement from the Registrar of such Domestic Subsidiary or Direct Foreign Subsidiary, in form and substance acceptable to the Agent and in which the Registrar (1) acknowledges that the pledgor is at the date of such acknowledgment the sole record, and to its knowledge, beneficial owner of the Subsidiary Securities, (2) acknowledges the Lien in favor of the Agent conferred under the Pledge Agreement and that such Lien will be reflected on the registry for such Subsidiary Securities, (3) agrees that it will not register any transfer of such Subsidiary Securities nor acknowledge any Lien in favor of any other Person on such Subsidiary Securities, without the prior written consent of the Agent, in each instance, until it receives notice from the Agent that all Liens on such Collateral in favor of the Agent for the benefit of the Agent and the Lenders have been released or terminated and (4) agrees that upon receipt of notice from the Agent that an Event of Default has occurred and is continuing and that the Subsidiary Securities identified in such notice have been transferred to a transferee identified in such notice, it will duly record such transfer of Subsidiary Securities on the appropriate registry without requiring further consent from the pledgor and shall thereafter treat the transferee as the sole record and beneficial owner of such Subsidiary Securities pending further transfer, notwithstanding any contrary instruction received from the pledgor;

          (v) a supplement to the appropriate schedule attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Authorized Representative (provided that failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in the after acquired Collateral);

          (vi) an opinion of counsel to the Subsidiary dated as of the date of delivery of the documents required by the foregoing clauses (i) through (v) and addressed to the Agent and the Lenders, in form and substance substantially similar to the opinion of counsel delivered pursuant to
     Section 6.01(b) (or otherwise reasonably acceptable to the Agent), and
     ---------------
     including opinions to the effect that:

               (A) such Domestic Subsidiary or Direct Foreign Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted and to execute, deliver and perform the Loan Documents described in this Section 8.19 to which such Domestic
                                           ------------
          Subsidiary or Direct Foreign Subsidiary is a signatory, and is duly qualified to transact business and is in good standing as a foreign corporation, partnership, or limited liability company in each other jurisdiction in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect;

               (B) the execution, delivery and performance of the Loan Documents described in this Section 8.19 to which such Domestic Subsidiary or Direct Foreign Subsidiary is a signatory have been duly authorized by al requisite organizational action (including any required shareholder or partner approval), each of such agreements has been duly executed and delivered and constitutes the valid and binding agreement of such Domestic Subsidiary or Direct Foreign Subsidiary, enforceable against such Domestic Subsidiary or Direct Foreign Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity); and

               (C) the Uniform Commercial Code financing statements on Form UCC-1 delivered to the Agent by the Domestic Subsidiary or Direct Foreign Subsidiary in connection with the delivery of the Security Instruments of such Domestic Subsidiary or Direct Foreign Subsidiary have been duly executed by the Domestic Subsidiary or Direct Foreign Subsidiary and are in form, substance and number sufficient for filing in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on the Collateral conferred under such Security Instruments to the extent such Lien may be perfected by Uniform Commercial Code filing;

               (D) the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable, and free of any preemptive rights, the applicable Security Instrument (including foreign collateral documents) is effective to create a valid and perfected security interest in favor of the Agent for the benefit of the Agent and the Lenders in the Pledged Interests; and

               (E) in the case of Direct Foreign Subsidiaries only, that under the laws of the applicable foreign jurisdiction, all agreements, notices and other documents that are required to be executed, delivered, filed or recorded and all other action required to be taken, within or pursuant to the laws of such jurisdiction to perfect the Lien conferred in favor of the Agent under the applicable Security Instrument as against creditors of and purchasers for value from the holder of the Pledged Interests has been duly executed, delivered, filed, recorded or taken, as the case may be; and

          (vii) current copies of the charter documents, including partnership agreements and certificates of limited partnership, if applicable, and bylaws of such Domestic Subsidiary or Direct Foreign Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such charter documents, bylaws or by applicable laws, of the shareholders or partners) of such Domestic Subsidiary or Direct Foreign Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 8.19 and evidence satisfactory to the
                                 ------------
     Agent (confirmation of the receipt of which will be provided by the Agent) that any such Domestic Subsidiary is Solvent as of such date and after giving effect to the Guaranty Agreement (all of such documents to be accompanied, if the Agent so requests, with certified English translations of the same); and

          (viii) such further documents as the Agent may request, including, but not limited to, foreign collateral documents and foreign counsel opinions;

          (b) Subject to the thirty day compliance period set forth in clause
(a) of this Section 8.19, cause at all times the Agent to have a duly perfected
            ------------
first priority security interest in (i) 100% of the Subsidiary Securities of each Domestic Subsidiary and (ii) not less than 65% of the Voting Securities and 100% of the other Subsidiary Securities of each Direct Foreign Subsidiary;

          (c) Notwithstanding the foregoing, however, Borrower and Subsidiaries may establish or create Subsidiaries which are "inactive" (as hereinafter defined) when established or created without necessity of complying with the foregoing requirements so long as such

Subsidiaries remain "inactive"; provided that, as soon as practicable after, but
                                --------
not later than thirty (30) days after, each such Subsidiary so established or created ceases to be "inactive", then, Borrower or any Subsidiary establishing or creating such Subsidiary, as the case may be, shall comply in all respects with the foregoing requirements of this Section 8.19 in relation to such
                                        ------------
formerly "inactive" Subsidiary. As used herein, an "inactive" Subsidiary shall mean any Subsidiary which has no assets or liabilities, other than as nominally required under applicable law in order for such Subsidiary to be established or created. "Inactive" Subsidiaries may include,without limitation, Subsidiaries formed to reserve a certain corporate or trade name in anticipation of business being done under that name and those formed in anticipation of an Acquisition which is pending.

     8.20. Year 2000 Compliance. The Borrower will promptly notify the Agent and
           --------------------
the Lenders in the event the Borrower discovers or determines that any computer application (including those affected by information received from its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE IX

                              Negative Covenants
                              ------------------

     Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

     9.01. Consolidated Leverage Ratio. Permit at the end of each fiscal quarter
           ---------------------------
the Consolidated Leverage Ratio to exceed that set forth below opposite such period:


Four-Quarter Period Ending                              Consolidated Leverage Ratio
--------------------------                              ---------------------------
June 30, 1999                                                  3.50 to 1.00

September 30, 1999                                             3.25 to 1.00

December 31, 1999 and thereafter                               3.00 to 1.00


     9.02. Consolidated Fixed Charge Coverage Ratio. Permit at the end of each
           ----------------------------------------
fiscal Ratio. quarter the Consolidated Fixed Charge Coverage Ratio to be less than 1.75 to 1.00.

     9.03. Consolidated Net Worth. Permit Consolidated Net Worth to be
           ----------------------
$28,400,000 at December 31, 1998 and less than (i) Coverage Ratio to be less than 1.75 to 1.00. (ii) as the last day of each following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this Section 9.03 as at the end of the immediately preceding fiscal quarter, plus (B)

75% of Consolidated Net Income (with no reduction for net losses during any period) for such fiscal quarter of the Borrower and its Subsidiaries ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus
(C) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of the Borrower resulting from the issuance of equity securities.

     9.04.  Capital Expenditures. Make or become committed to make Capital
            --------------------
Expenditures which exceed $4,000,000 in the aggregate in any Fiscal Year of the Borrower commencing with the Fiscal Year ending December 31, 1999 (on a noncumulative basis, provided that the Borrower may carry forward to a
                     --------
subsequent Fiscal Year up to $4,000,000 not expended in the previous Fiscal
Year).

     9.05.  Consolidated Rental Expense. Permit Consolidated Rental Expense for
            ---------------------------
any Fiscal Year to be greater than 3.5% of Consolidated Gross Revenues.

     9.06.  Indebtedness.  Incur, create, assume or permit to exist any
            ------------
Indebtedness, howsoever evidenced, except

          (a) Indebtedness existing as of the date hereof and as set forth in
Schedule 7.01(f) attached hereto and incorporated herein by reference and any
----------------
renewal or refinancings thereof so long as such renewal or refinancing does not increase the principal amount or accelerate the maturity of such Indebtedness;

          (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (c) Indebtedness arising under this Agreement;

          (d) indebtedness consisting of Capital Leases and purchase money Indebtedness not to exceed $3,000,000 in the aggregate outstanding at any time;

          (e) Indebtedness in the form of seller notes related to Acquisitions permitted by Section 9.08; provided that such seller notes are subordinated in
             ------------  --------
writing to the Obligations on terms acceptable to the Required Lenders and provided further that the aggregate principal amount outstanding of such seller notes shall in no event exceed $5,000,000 at any time;

          (f) intercompany Indebtedness permitted under Section 9.08(v);
                                                       ----------------

          (g) the guaranty of the Non-Competition Agreement set forth as item number 2 on Schedule 7.01(f); and
            -----------------

          (h) additional outstanding Indebtedness of up to an aggregate principal amount of $1,000,000.

For purposes of determining the amount of Indebtedness incurred in connection with an Acquisition and the Borrower's continued compliance with this Section
                                                                      -------
9.06 after such Acquisition, any Indebtedness which under Generally Accepted
----
Accounting Principles must be recorded as a liability on the consolidated balance sheet of the Borrower, whether or not constituting a Contingent Obligation or Indebtedness for Money Borrowed, shall be deemed Indebtedness at 100% of the amount thereof for purposes of this Section 9.06, and to the extent
                                                ------------
such Indebtedness is not so required to be recorded as a liability, it shall not be deemed Indebtedness for purposes of this Section 9.06.
                                            ------------

     9.07. Transfer of Assets. Sell, lease, transfer or otherwise dispose of
           ------------------
(i) any interest in any Guarantor, or (ii) any other asset of Borrower or any Guarantor except (a) assets sold in the ordinary course of business, (b) assets which are worn out, obsolete or no longer necessary, or (c) assets transferred among the Loan Parties.

     9.08.  Investments; Acquisitions.  Purchase, own, invest in or otherwise
            -------------------------
Acquire, directly or indirectly, any stock or other securities or all or substantially all of the assets, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person; provided, however, the Borrower and its Subsidiaries may maintain
        --------  -------
investments or invest in or Acquire

          (i)  Eligible Securities;

          (ii) investments existing as of the date hereof and as set forth in
     Schedule 7.01(d) attached hereto;
     ----------------

          (iii) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

          (iv) Acquisitions so long as (A) the Person to be (or whose assets are to be) Acquired does not oppose such Acquisition and the line or lines of business of the Person to be Acquired are substantially the same as one or more line or lines of business conducted by the Borrower and its Subsidiaries or compliments the existing business of the Borrower and its Subsidiaries, (B) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Borrower shall have furnished to the Agent (x) proforma historical financial statements as of the end of the most recently ended Fiscal Year of the Borrower and the most recently ended fiscal quarter, if applicable, giving effect to such Acquisition and containing adjustments to Consolidated EBITDA as set forth in the definition of

     Adjusted Consolidated EBITDA, (y) with respect to any Acquisition for which the Cost of Acquisition equals or exceeds $10,000,000, audited, if available, and otherwise unaudited, balance sheet and statements of income, cash flows and shareholders equity of the Person to be acquired for its most recently ended fiscal year and unaudited such statements for each fiscal quarter thereafter; provided that the Agent in its sole discretion
                                --------
     may require an audit if unaudited statements are unavailable, and (z) a Compliance Certificate in the form of Exhibit J prepared on an historical
                                           ---------
     proforma basis giving effect to such Acquisition, which Compliance Certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto based on the use of Adjusted Consolidated EBITDA for purposes of compliance with Section 9.01, (C) the
                                                         ------------
     Person Acquired shall be a wholly-owned Subsidiary, or be merged into the Borrower or a wholly-owned Subsidiary (or if assets are being Acquired, the acquiror shall be the Borrower or a wholly-owned Subsidiary), (D) the consent of the Required Lenders shall be required if (1) the Person to be (or whose assets are to be ) Acquired is domiciled outside the United States of America, (2) if the Cost of Acquisition shall (x) exceed $10,000,000 for any single Acquisition or (y) exceed $20,000,000 during any twelve-month period after the Closing Date or (3) the Consolidated Leverage Ratio would exceed 3.00 to 1.00 on a pro forma basis giving effect to such Acquisition and (E) copies of all legal and financial information and documentation, which, in the Agent's reasonable judgment is required to evaluate any proposed Acquisition, shall be delivered to the Agent ten (10) Business Days prior to any Acquisition;

          (v) loans and advances to and investments in Subsidiaries so long as such Subsidiary shall be a Guarantor or shall become a Guarantor pursuant to Section 8.19 within not less than thirty (30) days after the receipt of
        ------------
     the proceeds of the first such loan, advance or investment;

          (vi) investments in the form of ownership of the capital stock of any Subsidiary; and

          (vii)  guarantees of any Indebtedness of a Subsidiary permitted under
     Section 9.06 hereof.
     ------------

     9.09.  Liens.  Incur, create or permit to exist any pledge, Lien, charge or
            -----
other encumbrance of any nature whatsoever with respect to any property or assets of the Borrower or any Subsidiary to secure Indebtedness owed to any other Person, other than Permitted Liens.

9.10.  Restricted Payments.  Make any Restricted Payment or apply or set apart
       -------------------
any of their assets therefor or agree to do any of the foregoing; provided,
                                                                  --------
however, the Borrower may purchase up to $1,000,000 of its own stock in each Fiscal Year so long as (i) such repurchased stock is immediately retired and not held in treasury stock and (ii) immediately prior to and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing.

     9.11.  Merger or Consolidation.  (a) Consolidate with or merge into any
            -----------------------
other Person, or (b) permit any other Person to merge into it; provided, however, (i) any Subsidiary of the Borrower may merge or consolidate with any wholly-owned Subsidiary of the Borrower or any Guarantor who has secured its Guaranty, (ii) any Person may merge with the Borrower or a wholly-owned Subsidiary if the Borrower or such Subsidiary shall be the survivor thereof and such merger shall not cause, create or result in the occurrence on any Default or Event of Default hereunder.

     9.12.  Change in Control.  Cause, suffer or permit any Change of Control.
            -----------------

     9.13.  Transactions with Affiliates.  Enter into any transaction after the
            ----------------------------
date hereof, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower (other than a Subsidiary), except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services (including directors' fees), (b) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries, (c) pursuant to the agreements identified on
Schedule 9.13 hereof, (d) pursuant to employment and other similar agreements
-------------
between the Borrower or any of its Subsidiaries and an individual who will become an Affiliate as a result of an Acquisition, and (e) services provided by the Borrower and any of its Subsidiaries to the Borrower and any of its Subsidiaries.

     9.14.  ERISA.  With respect to any Employee Benefit Plan or Multiemployer
            -----
Plan maintained by the Borrower, any ERISA Affiliate or any Subsidiary:

          (i) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower, any ERISA Affiliate or any Subsidiary to the PBGC or any Governmental Authority which is reasonably likely to have a Material Adverse Effect;

          (ii) allow or suffer to exist any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code involving any of such Employee Benefit Plans or any trust created thereunder which would subject the Borrower, any ERISA Affiliate, or a Subsidiary to any material tax or material penalty or other material liability on prohibited transactions imposed under Section 4975 of the Code or Section 406 of ERISA;

          (iii) fail to pay to any contribution to any Employee Benefit Plan, Pension Plan or Multiemployer Plan any contribution which the Borrower, any ERISA Affiliate or any Subsidiary is obligated to pay under the terms of such plan which is reasonably likely to have a Material Adverse Effect;

          (iv) allow or suffer to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any such employee pension benefit plan which is reasonably likely to have a Material Adverse Effect;

          (v) allow or suffer to exist any occurrence of a Termination Event or any other reportable event or condition, which presents a material risk of termination by the PBGC or any Governmental Authority, which termination could result in any liability to the PBGC or any Governmental Authority which could reasonably be likely to result in a Material Adverse Effect;

          (vi) incur any withdrawal liability with respect to any Multi-employer Plan which is reasonably likely to have a Material Adverse Effect;

          (vii) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in a material liability to the Borrower or any ERISA Affiliate or materially increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan; or

          (viii) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and regulations and interpretations thereof which is reasonably likely to have a Material Adverse Effect.

     9.15.  Dissolution, etc.  Wind up, liquidate or dissolve (voluntarily or
            ----------------
involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 9.11.
            ------------

     9.16. Rate Hedging Obligations. Incur any Rate Hedging Obligations or
           ------------------------
enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to a Swap Agreement.

     9.17.  Negative Pledge Clauses.  Enter into or cause, suffer or permit to
            -----------------------
exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Document which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided, that the Borrower and any Subsidiary
                                 --------
may enter into such an agreement applying exclusively to property acquired with the proceeds of purchase money Indebtedness (including Capital Leases) permitted hereunder.

     9.18. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease
           ---------------------------------
or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness exceeding $2,500,000 in the aggregate for all such payments, prepayments, redemptions, purchases and satisfactions.

                                   ARTICLE X

                      Events of Default and Acceleration
                      ----------------------------------

     10.01. Events of Default.  If any one or more of the following events
            -----------------
(herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

          (a) if default shall be made in the due and punctual payment of the principal of any Loan or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II hereof, at maturity, by
                                             ----------
acceleration or otherwise; or

          (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or Reimbursement Obligation or of any fees or other amounts payable to any of the Lenders under the Loan Documents on the date on which the same shall be due and payable; or

          (c) if default shall be made in the performance or observance of any covenant set forth in Sections 8.06, 8.07(a), 8.08, 8.10, 8.19, or Article IX
                      -----------------------------------------    ----------
hereof (except that in the case of Section 9.06, 9.08(i) and 9.13 such default
                                   ---------------------     ----
shall continue for a period of ten (10) days after the occurrence thereof);

          (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations evidencing or creating any obligation or guaranty in favor of the Agent or any of the Lenders, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent), or if without the written consent of the Required Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall be invalid or asserted to be invalid or be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Agent or the Lenders); or

          (e) if a default shall occur, which is not waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Loans) of the Borrower or of any Subsidiary in an amount not less than $2,500,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

          (f) if any representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any of the Lenders by or on behalf of the Borrower or any Subsidiary pursuant to or in connection with this Agreement or the other Loan Documents, or otherwise, shall be false or misleading in any material respect when given; or

          (g) if the Borrower or any Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

          (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Subsidiary seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

          (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the Borrower's or any Subsidiary's properties for any amount in excess of $250,000; and such judgment, attachment, injunction or execution has not been either paid, stayed, discharged, bonded or dismissed for a period of thirty (30) days; or

          (j) if the Borrower or any Subsidiary shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations which such suspension is reasonably likely to have a Material Adverse Effect; or

          (k) if the Borrower or any Subsidiary shall breach any of the terms or conditions of any agreement under which any Rate Hedging Obligation permitted pursuant to Section 9.16 is created and such breach shall continue beyond any
            ------------
grace period, if any, relating thereto pursuant to the terms of such Obligation, or the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder; or

          (l) if at any time the Agent shall not be in receipt of the Guaranty Agreement or any other Loan Document required under Section 8.19 within the time
                                                    ------------
set forth thereunder;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

               (A) either or both of the following actions may be taken: (i) the Agent, with the consent of the Required Lenders may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders, the Swing Line Lender and the Issuing Bank to make further Revolving Loans and Swing Line Loans or to issue additional Letters of Credit terminated, whereupon the obligation of the Lenders to make further Revolving Loans, of the Swing Line Lender to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit hereunder shall terminate immediately, and (ii) the Agent shall, at the direction of the Required Lenders, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall
          --------  -------
          occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans, of the Swing Line Lender to make Swing Line Loans, and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

               (B) The Borrower shall, upon demand of the Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

               (C) The Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

     10.02. Agent to Act. In case any one or more Events of Default shall occur
            ------------
and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

     10.03. Cumulative Rights.  No right or remedy herein conferred upon the
            -----------------
Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     10.04. No Waiver. No course of dealing between the Borrower and any Lender
            ---------
or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

     10.05. Allocation of Proceeds. If an Event of Default has occurred and not
            ----------------------
been waived, and the maturity of the Notes has been accelerated pursuant to
Article X hereof, all payments received by the Agent hereunder, in respect of
---------
any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

          (a) the reasonable expenses incurred in connection with retaking, holding, preserving, processing, maintaining or preparing for sale, lease or other disposition of, any Collateral, including reasonable attorney's fees and legal expenses pertaining thereto;

          (b) amounts due to the Lenders and the Issuing Bank pursuant to Sections 2.10, 3.03, 3.04 and 12.05;
-----------------------------------

          (c) amounts due to the Agent pursuant to Section 11.08;
                                                   -------------

          (d) payments of interest on the Revolving Loans, Swing Line Loans and Reimbursement Obligations to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender);

          (e) payments of principal of the Revolving Loans, Swing Line Loans and Reimbursement Obligations to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to the Swing Line Lender);

          (f) payments of cash amounts to the Agent as collateral security in respect of outstanding Letters of Credit pursuant to Section 10.01(B);
                                                     ----------------

          (g) amounts due to the Issuing Bank, the Agent and the Lenders pursuant to Sections 3.2(h), 8.14, and 12.05;
            --------------------------------

          (h) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

          (i) amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

          (j) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                  ARTICLE XI

                                   The Agent
                                   ---------

     11.01. Appointment, Powers and Immunities. Each Lender hereby irrevocably
            ----------------------------------
appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the
                                                      -------------
first sentence of Section 11.06 hereof shall include its affiliates and its own
                 --------------
and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

(b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and
(e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     11.02.  Reliance by Agent.  The Agent shall be entitled to rely upon any
             -----------------
certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 12.01 hereof.  As to any matters not expressly provided for by this
-------------
Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any
         --------  -------
action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     11.03. Defaults. The Agent shall not be deemed to have knowledge or notice
            --------
of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 11.02 hereof) take such action with respect to such
                  -------------
Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such
         -------- ----
directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     11.04. Rights as Lender. With respect to its Revolving Credit Commitment
            ----------------
and Letter of Credit Commitment and the Loans and Swing Line Loans made by it, and Letters of Credit issued by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender and the Swing Line Lender and the Issuing Bank hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     11.05.  Indemnification.  The Lenders agree to indemnify the Agent (to the
             ---------------
extent not reimbursed under Section 12.05 hereof, but without limiting the
                            -------------
obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable
                                      --------
for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs of expenses payable by the Borrower under Section
                                                                         -------
12.05, to the extent that the Agent is not promptly reimbursed for such costs
-----
and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

     11.06. Non-Reliance on Agent and Other Lenders.  Each Lender agrees that it
            ---------------------------------------
has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

     11.07.  Resignation of Agent. The Agent may resign at any time by giving
             --------------------
notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall continue in effect for its
                              ----------
benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     11.08.  Fees.  The Borrower agrees to pay to the Agent, for its individual
             ----
account, an annual Agent's fee as from time to time agreed to by the Borrower and Agent in writing.

                                  ARTICLE XII

                                 Miscellaneous
                                 -------------

     12.01. Assignments and Participations. (a) Each Lender may assign to one or
            ------------------------------
more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, its Participations in Reimbursement Obligations and Swing Line Outstandings and its Revolving Credit Commitment and Letter of Credit Commitment); provided, however, that
             --------  -------

          (i) each such assignment shall be to an Eligible Assignee;

          (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $500,000 in excess thereof;

          (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Notes (except that any assignment by NationsBank shall not include its rights, benefits or duties as the Issuing Bank or Swing Line Lender) and each such assignment shall result in all Lenders having an equivalent Applicable Commitment Percentage under the Revolving Credit Commitment, Letter of Credit Commitment, and Participations in Reimbursement Obligations and Swing Line Outstandings; and

          (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Notes subject to such assignment and a
     ---------
     processing fee of $3,500; provided that such fee is not to be charged to
                               --------
     the Borrower unless the assignment is made pursuant to Section 4.07 hereof.
                                                            ------------

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 12.01, the assignor, the
                                                -------------
Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 4.06.
                                                          ------------

          (b) The Agent shall maintain at its address referred to in Section
                                                                      ------
12.02 a copy of each Assignment and Acceptance delivered to and accepted by it
-----
and a register for the
recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept
                                                   ---------
such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

          (d) Each Lender may sell participations (at no cost to the Borrower) to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and its Loans); provided, however, that (i) such participation shall be in an
                --------  -------
amount at least equal to $1,000,000 or an integral multiple of $500,000 in excess thereof, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participant shall be entitled (A) to the benefit of the yield protection provisions contained in Article IV to the extent the Lender from which the
                        ----------
participant bought its participation shall be entitled to such provisions and
(B) the right of set-off contained in Section 12.03, and (v) the Borrower shall
                                      -------------
continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (except that each such participant shall have the right to approve any amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Revolving Credit Commitment, or releasing all or any material portion of the Collateral or releasing any material Guarantor (or a combination of Guarantors which would collectively constitute material Guarantors) other than as permitted by Section 9.07 or
                                                           ------------
Section 9.11.
------------

          (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants

(including prospective assignees and participants) provided that such Persons
                                                   --------
(i) are Eligible Assignees and (ii) agree in writing to the confidentiality provisions set forth in Section 12.13 hereof.
                        -------------

          (g) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Agent, the Lenders, or any of them. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents, and any such purported assignment, delegation or other transfer shall be void.

     12.02.  Notices.  Any notice shall be conclusively deemed to have been
             -------
received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device) or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

          (a)  if to the Borrower or any Guarantor:

               ACSYS, Inc.
               75 14th Street
               Suite 2200
               Atlanta, Georgia 30309
               Attention: Mr. Brad Mullinax, Chief Financial Officer
               Telephone: (404) 817-9440
               Telefacsimile: (404) 815-4703

          (b)  if to the Agent:

               NationsBank, N.A.
               MD2-600-03-02
               6610 Rockledge Drive
               Bethesda, Maryland 20817
               Attention: Ms. Barbara Levy
               Telephone: (301) 493-7256
               Telefacsimile: (301) 571-9098
               with a copy to:

               NationsBank, N.A.
               MD2-600-03-02
               6610 Rockledge Drive
               Bethesda, Maryland 20817
               Attention: Commercial Lending

          (c)  if to any Lender:

               At the addresses set forth on the signature pages hereof and on the signature pages of each Assignment and Acceptance.

     12.03. Right of Setoff; Adjustments. (a) Upon the occurrence and during
            ----------------------------
the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the
                                                  --------  -------
failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

          (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or Collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or
         --------  -------
benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 12.03 may, to
                                                          -------------
the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

     12.04. Survival. All covenants, agreements, representations and warranties
            --------
made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

     12.05.  Expenses and Indemnification.  The Borrower agrees
             ----------------------------

          (a) to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, this Agreement or any of the other Loan Documents (including travel expenses relating to closing), and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel to the Agent as well as all such expenses and costs arising in connection with any amendment, supplement or modification to this Agreement or any other Loan Documents,

          (b) to pay or reimburse the Agent and each of the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement (only from and after the occurrence and continuation of a Default or Event of Default) or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of its counsel,

          (c) to pay, indemnify and hold the Agent and each of the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents, and

          (d) to pay, indemnify, and hold the Agent and each of the Lenders and each of their affiliates and their respective officers, directors, employees, agents, and advisors harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any indemnity agreement or undertaking made by the Agent or any Lender to facilitate the processing of checks, payroll or otherwise, of Borrower, or in any respect relating to the transactions contemplated hereby or thereby or the use or anticipated use of proceeds of any Loan or of any Letter of Credit, (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall have no
                            --------  -------
obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct or gross negligence of the party seeking indemnification, (ii) legal proceedings commenced against the Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) any taxes imposed upon the Agent or any Lender other than the documentary, stamp, excise and similar taxes described in clause (c) above or any tax which would be payable to Lender by Borrower pursuant to Article IV
                                                                 ----------
hereof, or (iv) any transfer taxes, costs, fees or expenses incurred in connection with any transfer of the Notes other than as requested or directed by the Borrower pursuant to Section 4.07. The agreements in this subsection shall
                         ------------
survive repayment of the Notes and all other Obligations hereunder and termination of this Agreement.


     12.06. Amendments and Waivers. Any provision of this Agreement or any other
            ----------------------
Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if
Article XI or the rights or duties of the Agent are affected thereby, by the
----------
Agent); provided that no such amendment or waiver shall, unless signed by all
        --------
the Lenders (i) increase the Revolving Credit Commitments of the Lenders or increase the Total Revolving Credit Commitment, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder,
(iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, (iv) change the percentage of the Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement or (v) release every or any material Guarantor (or a combination of Guarantors which would collectively constitute material Guarantors) or all or a material portion of the Collateral.

     12.07.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

     12.08. Termination. The termination of this Agreement shall not affect any
            -----------
rights of the Borrower, the Agent or the Lenders or any obligation of the Borrower, the Agent or the Lenders, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations (other than contingent obligations which expressly survive the termination of this Agreement and under which no claim is made) arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until the occurrence of the Facility Termination Date or the Borrower has furnished the Agent and the Lenders with an indemnification reasonably satisfactory to the Required Lenders. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until the Lenders shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     12.09.  Severability.  If any provision of this Agreement or the other Loan
             ------------
Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

     12.10.  Entire Agreement.  This Agreement, together with the other Loan
             ----------------
Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

     12.11. Agreement Controls. In the event that any term of any of the Loan
            ------------------
Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

     12.12. Usury Savings Clause. Notwithstanding any other provision herein,
            --------------------
the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     12.13. Confidentiality. The Agent and each Lender (each, a "Lending Party")
            ---------------
agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement that is marked confidential; provided
                                                                     --------
that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party,
(h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section 12.13, to any actual or
                                                 -------------
proposed participant or assignee.

     12.14.  Governing Law; Waiver of Jury Trial.
             -----------------------------------

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW: THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF FULTON, STATE OF GEORGIA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING,

AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.02, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER
            -------------
THE APPLICABLE LAWS IN EFFECT IN THE STATE OF GEORGIA.

          (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE
                                   ---------------    ---
THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.
TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

                        [Signatures on following pages]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                              ACSYS, INC.


                              By:  /s/ Timothy Mann, Jr.
                                 -----------------------
                              Name:  Timothy Mann, Jr.
                                   -------------------
                              Title:  Chief Executive Officer
                                    -------------------------

                              NATIONSBANK, N. A., as Agent


                              By:  /s/ Barbara P. Levy
                                 ---------------------
                              Name: Barbara P. Levy
                                   ----------------
                              Title:  Senior Vice President
                                      ---------------------

                              NATIONSBANK, N. A., as a Lender


                              By: /s/ Barbara P. Levy
                                 --------------------
                              Name: Barbara P. Levy
                                   ----------------
                              Title:  Senior Vice President
                                      ---------------------


                              Lending Office:

                                    NationsBank, National Association
                                    MD2-600-03-02
                                    6610 Rockledge Drive
                                    Bethesda, Maryland 20817
                                    Attention: Commercial Lending

                              FIRST UNION NATIONAL BANK


                              By: ________________________________
                              Name:_______________________________
                              Title:  ____________________________


                              Lending Office:

                                    First Union National Bank
                                    ______________________
                                    ______________________
                                    ______________________
                                    Attention: ___________

                              WACHOVIA BANK, N.A.


                              By:_________________________________
                              Name:_______________________________
                              Title:  ____________________________


                              Lending Office:

                                    Wachovia Bank, N.A.
                                    191 Peachtree Street
                                    MC-GA 3940A
                                    Atlanta, Georgia 30303
                                    Attention: Andrew B. Deskins